UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a 12 Section 240.14a-2.

Cambrex Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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CAMBREX CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 23, 2009
CAMBREX CORPORATION
2009 ANNUAL MEETING OF STOCKHOLDERS PROXY STATEMENT
PROXY SOLICITATION
REVOCABILITY AND VOTING OF PROXY
RECORD DATE AND VOTING RIGHTS
PRINCIPAL STOCKHOLDERS
COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL NO. 2
VOTING
PROPOSAL NO. 3
PRINCIPAL ACCOUNTING FIRM FEES
AUDIT FEES
AUDIT-RELATED FEES
TAX FEES
ALL OTHER FEES

CAMBREX CORPORATION
March 23, 2009

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Cambrex Corporation. This year’s meeting will be held on April 23, 2009, at 1:00 P.M. at the Sheraton Meadowlands Hotel, Two Meadowlands Plaza, East Rutherford, New Jersey. Your Board of Directors and management look forward to greeting personally those stockholders that are able to attend.

At this year’s meeting, you will be asked to (1) elect six (6) directors in Class I and Class III; (2) to consider and act upon the approval of a Long Term Incentive Plan; and (3) ratify the selection of the Company’s auditors, BDO Seidman, LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2009.

Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. The enclosed proxy card contains instructions regarding voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy, or you may withdraw your proxy at the meeting and vote your shares in person.

Sincerely,

John R. Miller
Non-executive Chairman

CAMBREX CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 23, 2009

Notice Is Hereby Given that the 2009 Annual Meeting of Stockholders of Cambrex Corporation (the “Company”) will be held at the Sheraton Meadowlands Hotel, Two Meadowlands Plaza, East Rutherford, New Jersey on April 23, 2009 at 1:00 P.M. for the following purposes:

1.	To elect six (6) directors in Classes I and III to hold office until the 2010 Annual Meeting of Stockholders and until their successors shall be elected and qualified;

2.	To consider and act upon the approval of a Long Term Incentive Plan;

3.	To consider and act upon the ratification of the appointment of BDO Seidman, LLP as independent registered public accountants for the fiscal year ending December 31, 2009; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record of Common Stock of the Company at the close of business on March 16, 2009, will be entitled to vote at the meeting. The list of such stockholders will be available for inspection by stockholders during the ten days prior to the meeting in accordance with Section 219 of the Delaware General Corporation Law at One Meadowlands Plaza, East Rutherford, New Jersey 07073 and will also be available at the Annual Meeting. Stockholders may make arrangements for such inspection by contacting F. Michael Zachara, Vice President, General Counsel & Secretary, Cambrex Corporation, One Meadowlands Plaza, East Rutherford, New Jersey 07073.

By order of the Board of Directors,

F. Michael Zachara,
Secretary

March 23, 2009

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT.
PLEASE DATE AND SIGN THE ACCOMPANYING PROXY CARD AND PROMPTLY
RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholders Meeting to be held on April 23, 2009.

The Proxy Statement is available at:
http://ir.cambrex.com/phoenix.zhtml?c=80683&p=irol-proxy

CAMBREX CORPORATION

2009 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

PROXY SOLICITATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cambrex Corporation (“Cambrex” or the “Company”) for use at the 2009 Annual Meeting of Stockholders to be held on April 23, 2009, and at any adjournment of the meeting. The address of the Company’s principal executive office is One Meadowlands Plaza, East Rutherford, New Jersey 07073. This Proxy Statement and the form of proxy are being mailed to stockholders commencing on or about March 23, 2009.

The costs of soliciting proxies will be borne by the Company. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners, and their reasonable expenses therefore will be reimbursed by the Company. Solicitation will be made by mail and also may be made personally, by telephone or electronic mail by the Company’s officers, directors and employees without special compensation for such activities.

REVOCABILITY AND VOTING OF PROXY

A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date or by notifying the Company in writing of such revocation or by a vote in person at the Annual Meeting. The execution of a proxy will not affect a stockholder’s right to attend the Annual Meeting and vote in person, but attendance at the Annual Meeting will not, by itself, revoke a proxy. Properly executed proxies received by the Company will be voted in accordance with the instructions indicated thereon and if no instructions are indicated, will be voted for the election of the six (6) nominees for director named herein; for the approval of a Long Term Incentive Plan and for the selection of BDO Seidman, LLP as independent registered public accountants for the Company. The Company knows of no reason why any of the nominees named herein would be unable to serve for the terms indicated. In the event, however, that any such nominee should, prior to the election, become unable to serve as a director, unless the Board of Directors decides to decrease the size of the Board, the proxy will be voted for such substitute nominee as the Board of Directors shall propose.

The Board of Directors knows of no matters to be presented at the meeting other than those set forth in the foregoing Notice of Annual Meeting. The Proxy Card conveys discretionary authority to vote on any other matter not presently known by management that may properly come before the Annual Meeting. If other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote the shares subject to such proxies in accordance with their best judgment.

RECORD DATE AND VOTING RIGHTS

The Company has only one class of voting securities, which is the Common Stock, par value $0.10 (“Common Stock”). Only holders of Common Stock of the Company of record at the close of business on March 16, 2009, will be entitled to vote at the meeting. On such record date there were outstanding and entitled to vote 29,207,831 shares of Common Stock and each such share is entitled to one vote.

PRINCIPAL STOCKHOLDERS

The following sets forth information with respect to the only persons of which the Company is aware as of February 17, 2009, who may be deemed to beneficially own more than 5% of the outstanding Common Stock of the Company:

	Number of Shares		Percent of
Name and Address	Beneficially Owned(1)		Class(2)

Neuberger Berman Inc. Neuberger Berman, LLC 605 3rd Avenue New York, NY 10158	2,821,552	(3)	9.675%
Snyder Capital Management, L.P. Snyder Capital Management, Inc. One Market Plaza Steuart Tower, Suite 1200 San Francisco, CA 94105	2,169,308	(4)	7.4%
Barclays Global Investors, NA 45 400 Howard Street San Francisco, CA 94105	2,113,672	(5)	7.25%
Wentworth, Hauser & Violich, Inc. 301 Battery Street, Suite 400 San Francisco, CA 94111-3203	1,931,612	(6)	6.62%
Royce & Associates, LLC 1414 Avenue of the Americas New York, New York 10019	1,843,563	(7)	6.32%

(1)	Unless otherwise indicated (a) share ownership is based upon information furnished to the Company as of February 17, 2009, by the beneficial owner and (b) each beneficial owner has sole voting and investment power with respect to the shares shown.

(2)	For the purpose of this table, the percent of issued and outstanding shares of Common Stock of the Company held by each beneficial owner has been calculated on the basis of 29,231,753 shares of Common Stock issued and outstanding (excluding treasury shares) on February 17, 2009.

(3)	In a Schedule 13G under the Securities Exchange Act of 1934 dated February 12, 2009 and filed by Neuberger Berman Inc. and Neuberger Berman, LLC (“Neuberger”), Neuberger reported that it has sole voting power over 2,802,452 shares and shared dispositive power over 2,821,552 shares. Neuberger is reporting as a Group in accordance with Rule 13d-1(b)(1)(ii)(J) of the Securities Exchange Act of 1934. Neuberger Berman LLC has reported the shares as beneficially owned since it has shared power to make decisions whether to retain or dispose, and in some cases the sole power to vote, the securities of many unrelated clients. Neuberger Berman, LLC does not, however, have an economic interest in the securities of those clients. The clients are the actual owners of the securities and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such securities. Neuberger Berman LLC and Neuberger Berman Management LLC are deemed to be beneficial owners since they both have shared power to make decisions whether to retain or dispose and vote the securities. Neuberger Berman, LLC and Neuberger Berman Management LLC serve as a sub-adviser and investment manager, respectively, of Neuberger Berman’s various Mutual Funds which hold such shares in the ordinary course of their business and not with the purpose nor with the effect of changing or influencing the control of the issuer. The holdings of Lehman Brothers Asset Management LLC and Lehman Brothers Asset Management Inc., affiliates of Neuberger Berman LLC, are also aggregated to comprise the holdings referenced herein.

(4)	In a Schedule 13G under the Securities Exchange Act of 1934 dated February 12, 2009 and filed by Snyder Capital Management, L.P. (“SCMLP”) and Snyder Capital Management, Inc. (“SCMI”), SCMLP and SCMI reported that they have shared voting power over 1,906,098 shares and shared dispositive power over 2,169,308 shares. SCMLP and SCMI have reported the shares as beneficially owned as a result of acting as an investment advisor. SCMI and its direct parent company, Natixis Global Asset Management, L.P.

(formerly known as IXIS Asset Management North America, L.P.) operate under an understanding that all investment and voting decisions regarding managed accounts are to be made by SCMI and SCMLP and not by Natixis Global Asset Management, L.P. or any entity controlling it. Accordingly, SCMI and SCMLP do not consider Natixis Global Asset Management, L.P. or any entity controlling it to have any direct or indirect control over the securities held in managed accounts.

(5)	In a Schedule 13G under the Securities Exchange Act of 1934 dated February 6, 2009 and filed by Barclays Global Investors NA (“Barclays”), Barclays reported that it has sole voting power over 1,670,715 shares and sole dispositive power over 2,113,672 shares held by Barclays in trust accounts for the economic benefit of the beneficiaries of those accounts.

(6)	In a Schedule 31G under the Securities Exchange Act of 1934 dated February 17, 2009 and filed by Wentworth, Hauer & Violich, Inc. (“Wentworth”), Wentworth reported that it has sole voting power and sole dispositive power of 1,931,612 shares. Wentworth has reported the shares as beneficially owned as a result of acting as an investment advisor.

(7)	In a Schedule 13G under the Securities Exchange Act of 1934 dated January 23, 2009 and filed by Royce & Associates, LLC (“Royce”), Royce reported that it has sole voting power over 1,843,563 shares and sole dispositive power over 1,843,563 shares. Royce has reported the shares as beneficially owned as a result of acting as an investment advisor.

COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The following table gives information concerning the beneficial ownership of the Company’s Common Stock on February 17, 2009, by (i) each director and nominee for election as a director, (ii) each of the executive officers named in the Summary Compensation Table (below) and (iii) all directors and executive officers of the Company as a group.

	Shares
	Beneficially		Percent of
Beneficial Owners	Owned(1)		Class(2)

David R. Bethune	8,745	(3)	*
Rosina B. Dixon, M.D.	31,591	(4)	*
Roy W. Haley	64,221	(5)	*
Kathryn Rudie Harrigan	36,630	(6)	*
Leon J. Hendrix, Jr.	74,287	(7)	*
Ilan Kaufthal	110,353	(8)	*
William B. Korb	61,705	(9)	*
James A. Mack	463,227	(10)	1.58%
John R. Miller	27,018	(11)	*
Peter Tombros	48,822	(12)	*
Steven M. Klosk	220,965	(13)	*
Aldo Magnini	34,366	(14)	*
Paolo Russolo	99,530	(15)	*
Gregory P. Sargen	31,039	(16)	*
Peter E. Thauer	176,096	(17)	*
F. Michael Zachara	2,500	(18)
All Directors and Executive Officers as a Group (14 Persons)	851,772	(19)	2.92%

*	Beneficial Ownership is less than 1% of the Common Stock outstanding

(1)	Except as otherwise noted, reported share ownership is as of February 17, 2009. Unless otherwise stated, each person has sole voting and investment power with respect to the shares of Common Stock he or she beneficially owns.

(2)	For the purpose of this table, the percent of issued and outstanding shares of Common Stock of the Company held by each beneficial owner has been calculated on the basis of (i) 29,231,753 shares of Common Stock issued and outstanding (excluding treasury shares) on February 17, 2009, and (ii) all shares of Common Stock subject to stock options which are held by such beneficial owner and are exercisable within 60 days of February 17, 2009.

(3)	The number of shares reported is 6,000 shares issuable upon exercise of options granted under the Company’s 1998 and 2004 stock option Plans and 1,492 restricted stock units.

(4)	The number of shares reported includes 14,000 shares issuable upon exercise of options granted under the Company’s 1994, 1996, 1998, 2001 and 2004 stock option Plans and 1,492 restricted stock units.

(5)	The number of shares reported includes 18,000 shares issuable upon exercise of options granted under the Company’s 1994, 1996, 1998, 2001 and 2004 stock option Plans, 1,492 restricted stock units and 43,476 share equivalents held at February 17, 2009 in the Company’s Directors’ Deferred Compensation Plan.

(6)	The number of shares reported includes 12,000 shares issuable upon exercise of options granted under the Company’s 1994, 1996, 1998, 2001 and 2004 stock option Plans and 1,492 restricted stock units.

(7)	The number of shares reported includes 18,000 shares issuable upon exercise of options granted under the Company’s 1994, 1996, 1998, 2001 and 2004 stock option Plans, 1,492 restricted stock units and 46,042 share equivalents held at February 17, 2009 in the Company’s Directors’ Deferred Compensation Plan.

(8)	The number of shares reported includes 18,000 shares issuable upon exercise of options granted under the Company’s 1994, 1996, 1998, 2001 and 2004 stock option Plans and 1,492 restricted stock units.

(9)	The number of shares reported includes 18,000 shares issuable upon exercise of options granted under the Company’s 1994, 1996, 1998, 2001 and 2004 stock option Plans, 1,000 shares held by a family member for which beneficial ownership of such shares is disclaimed, 1,492 restricted stock units and 39,960 share equivalents held at February 17, 2009 in the Company’s Directors’ Deferred Compensation Plan.

(10)	The number of shares reported includes 245,688 shares issuable upon exercise of options granted under the Company’s Stock Option Plans and 29,666 share equivalents held at February 17, 2009 in the Company’s Deferred Compensation Plan.

(11)	The number of shares reported includes 18,000 shares issuable upon exercise of options granted under the Company’s 1996, 1998, 2001 and 2004 stock option Plans and 1,492 restricted stock units.

(12)	The number of shares reported includes 14,000 shares issuable upon exercise of options granted under the Company’s 1996, 1998, 2001 and 2004 stock option Plans, 1,492 restricted stock units and 31,077 share equivalents held at February 17, 2009 in the Company’s Directors’ Deferred Compensation Plan.

(13)	The number of shares reported includes 68,500 shares issuable upon exercise of options granted under the Company’s Stock Option Plans, 10,817 shares held at December 31, 2008 in the Company’s Savings Plan, and 49,121 share equivalents held at February 17, 2009 in the Company’s Deferred Compensation Plan.

(14)	The number of shares reported includes 2,750 shares issuable upon exercise of options granted under the Company’s Stock Option Plans and 26,308 restricted stock units.

(15)	The number of shares reported includes 36,375 shares issuable upon exercise of options granted under the Company’s Stock Option Plans and 34,386 restricted stock units.

(16)	The number of shares reported includes 3,375 shares issuable upon exercise of options granted under the Company’s Stock Option Plans, 21,174 restricted stock units and 1,259 shares held at December 31, 2008 in the Company’s Savings Plan.

(17)	The number of shares reported includes 75,582 shares issuable upon exercise of options granted under the Company’s Stock Option Plans, 122 shares held at December 31, 2008 in the Company’s Savings Plan, and 72,597 share equivalents held at February 17, 2009 in the Company’s Deferred Compensation Plan.

(18)	The number of shares reported includes 2,500 shares issuable upon exercise of options granted under the Company’s Stock Option Plans.

(19)	The number of shares reported includes 249,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days, 95,296 restricted stock units, 12,096 shares held at December 31, 2008 in the Company’s Savings Plan, 160,555 share equivalents held at February 17, 2009 in the Director’s Deferred Compensation Plan and 49,121 share equivalents held at February 17, 2009 in the Company’s Deferred Compensation Plan. Shares held by immediate family members are not included and beneficial ownership of such shares is disclaimed.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors of the Company is currently divided into three classes. However, in accordance with a recent amendment to our certificate of incorporation, directors elected at and after this Annual Meeting shall hold office until the first annual meeting of stockholders following their election and until a successor shall have been elected and qualified or until the director’s prior death, resignation or removal. That being the case, at this Annual Meeting six (6) directors in Classes I and III will be elected to hold office until the 2010 Annual Meeting and until their successors shall be elected and qualified. Each of the nominees has consented to serve as a director if elected. To be elected, each nominee for director requires a majority of the votes cast.

For purposes of electing directors, a “majority of the votes cast” means that the number of votes cast “for” a director exceeds the number of votes cast against that director. The Governance Committee has established procedures under which any director who is not elected (because the number of votes cast against such director’s candidacy exceed the number of votes cast in favor of that candidacy) shall offer to tender his or her resignation to the Board of Directors. In such case, the Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

Abstentions and broker non-votes will not be counted in connection with the election of directors. A properly executed proxy marked “Withhold” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. The following sets forth with respect to the six persons who have been nominated by the Board of Directors for election at this Annual Meeting and the other directors of the Company certain information concerning their positions with the Company and principal outside occupations and other directorships held. Except as otherwise disclosed herein, none of the corporations or organizations listed below is a parent, subsidiary or other affiliate of the Company.

The Board of Directors recommends a vote FOR the election of the Nominees.

Nominees for Election to Serve as Directors Serving
until the 2010 Annual Meeting (Class I)

David R. Bethune (age 68).  Director since June 2005. Member of the Compensation and Governance Committees of the Board of Directors. Mr. Bethune was appointed CEO of Zila, Inc., a specialty pharmaceutical company focused on the prevention and treatment of oral cancer on April 1, 2008 and has served as Executive Chairman since August 2007. He has been a member of the board since 2005 and was appointed chairman on May 21, 2007. Mr. Bethune is retired Chairman and Chief Executive Officer of Atrix Laboratories, a drug delivery and product development company, where he has been a director of the company for the past ten years. Prior to Atrix Laboratories, he was President and Chief Operating Officer of IVAX Corporation, a pharmaceutical company. Before joining IVAX, he began a start-up pharmaceutical company venture formed by Mayo Medical Ventures, a business unit of Mayo Clinics of Rochester. He previously served as group Vice President of American Cyanamid Company and a member of the Executive Committee where he had executive authority for human biologicals, consumer health products, pharmaceuticals and ophthalmics as well as global medical research. He was also President of the Lederle Laboratories Division of American Cyanamid Company and President of GD Searle’s North American operations in the 1980’s. He currently serves as a Board Member of the Female Health Company.

Kathryn Rudie Harrigan (age 57).  Director since 1994. Member of the Audit Committee of the Board of Directors. Since 1981, Dr. Harrigan was Professor, Management of Organizations Division of the Columbia University Business School. In 1993, Dr. Harrigan became the Henry R. Kravis Professor of Business Leadership at Columbia University Business School.

Steven M. Klosk (age 51).  Director since May 2008. In May 2008 Mr. Klosk was appointed President and Chief Executive Officer of Cambrex and became a member of the Board of Directors. He was appointed Executive Vice President and Chief Operating Officer of Cambrex in February 2007 and assumed the responsibility of the

Pharma business as Executive Vice President and Chief Operating Officer — Biopharma & Pharma in August 2006. He assumed direct responsibility for the leadership of the Biopharmaceutical Business Unit as Chief Operating Officer in January 2005. Mr. Klosk joined Cambrex in October 1992 as Vice President-Administration. He was appointed Executive Vice President-Administration in October 1996 and was promoted to the position of Executive Vice President, and Chief Operating Officer for the Cambrex Pharma and BioPharmaceutical Business Unit in October 2003. From 1988 until he joined Cambrex, Mr. Klosk was Vice President, Administration and Corporate Secretary for The Genlyte Group, Inc. From 1985 to 1988, he was Vice President, Administration for Lightolier, Inc., a subsidiary of The Genlyte Group, Inc. Mr. Klosk currently serves on the Board of Directors of NPS, a privately held packaging company and the Foundation Board for St. Joseph’s Hospital in Paterson, New Jersey.

Nominees for Election to Serve as Directors Serving
until the 2010 Annual Meeting (Class III)

William B. Korb (age 68).  Director since 1999. Member of the Audit and Chairman of the Regulatory Affairs Committees of the Board of Directors. Mr. Korb was Director, President and Chief Executive Officer since 1987 of Marconi Commerce Systems, Inc., formerly Gilbarco Inc., prior to his retirement on March 1, 2001. Prior to joining Gilbarco, the world’s leading gasoline pump and dispenser manufacturing company, he was an Operating Vice President of Reliance Electric Company, a position he held from 1979 to 1987. Mr. Korb currently serves on the Board of Premier Farnell plc.

John R. Miller (age 71).  Director since 1998. Non-executive Chairman of the Board of Directors and Member of the Compensation and Governance Committees. Mr. Miller also serves as Non-Executive Chairman of Graphic Packaging Holding Company. He is a Director of Eaton Corporation, former Non-Executive Chairman of SIRVA, Inc., Past Director and Chairman of the Federal Reserve Bank of Cleveland. Mr. Miller served with The Standard Oil Company as a Director, President and Chief Operating Officer from 1980 until 1986.

Peter Tombros (age 66).  Director since 2002. Member of the Audit and Governance Committees of the Board of Directors. Mr. Tombros is Professor, Distinguished Executive in Residence, Eberly College of Science BS/MBA Program, Pennsylvania State University. He is former Chairman of the Board and Chief Executive Officer of VivoQuest, a private biopharmaceutical company from 2001 until 2005. He served as President and Chief Executive Officer from 1994 to 2001 of Enzon Pharmaceuticals. Before joining Enzon, Mr. Tombros spent 25 years with Pfizer, Inc. as Vice President of Marketing, Vice President Corporate Strategic Planning, Senior Vice President and General Manager and as Executive Vice President of Pfizer Pharmaceuticals, Inc. Mr. Tombros is Director and Non-Executive Chairman of the Board of Directors of NPS Pharmaceuticals, and PharmaNet Development Group, Inc. and Director of Protalex.

Directors Serving until 2010 Annual Meeting (Class II)

Rosina B. Dixon, M.D. (age 66).  Director since 1995. Chairperson of the Compensation Committee and Member of the Regulatory Affairs Committee of the Board of Directors. Dr. Dixon has been Sr. Director, Global Pharmacovigilance and Epidemiology at Sanofi-Aventis, Bridgewater, NJ since September 2006. From May 1986 to September 2006 she was a consultant to the pharmaceutical industry. Dr. Dixon previously served as Vice President and Secretary of Medical Market Specialties Incorporated, as well as a member of its Board of Directors. She was also previously Medical Director, Schering Laboratories, Schering-Plough Corporation. Prior to that, Dr. Dixon was Executive Director Biodevelopment, Pharmaceuticals Division, CIBA-GEIGY Corporation. Dr. Dixon is a member of the Board of Directors of Church & Dwight Co., Inc.

Roy W. Haley (age 62).  Director since 1998. Chairman of the Audit Committee of the Board of Directors and Audit Committee Financial Expert. Mr. Haley is Chairman, and Chief Executive Officer of WESCO International, Inc. (NYSE), an electrical products distribution company. Prior to joining WESCO in 1994, he served as President and Chief Operating Officer of American General Corporation, one of the nation’s largest consumer financial services organizations. He began his career in 1969 with the management consulting division of Arthur Andersen &

Co. and served as a partner from 1980 until 1988. He is a Director of United Stationers, Inc. (NASDAQ), the Federal Reserve Bank of Cleveland and civic organizations generally based in Western Pennsylvania.

Leon J. Hendrix, Jr. (age 67).  Director since 1995. Chairman of the Governance Committee and Member of the Compensation Committee of the Board of Directors. Mr. Hendrix retired as Chairman of Remington Arms Co. in May 2007. He was Chairman of Remington Arms Co. since December 1997 and from December 1997 until April 1999 he was also Chief Executive Officer. From 1993 to 2000, Mr. Hendrix was a Principal of Clayton, Dubilier & Rice, Inc., a private investment firm. Prior thereto, Mr. Hendrix was with Reliance Electric Company, a manufacturer and seller of industrial and telecommunications equipment and services. Since 1973, he held a series of executive level positions, most recently Chief Operating Officer and he was a member of the Board of Directors since 1992. Mr. Hendrix is a member of the Board of Directors of Keithley Instruments, Inc. He is also Chairman of the Clemson University Board of Trustees.

Ilan Kaufthal (age 61).  Director since the Company commenced business in 1981. Member of the Regulatory Affairs Committee of the Board of Directors. Mr. Kaufthal is currently Senior Advisor at Irving Place Capital, a private equity firm. He was Vice Chairman of Investment Banking at Bear, Stearns & Co. Inc. until June 2008. Until joining Bear, Stearns & Co. Inc., Mr. Kaufthal was with Schroder & Co. Incorporated as Vice Chairman and head of mergers and acquisitions for thirteen years. Prior thereto, he was with NL Industries, Inc., a firm in the chemicals and petroleum services businesses, as its Senior Vice President and Chief Financial Officer.

Company Policies and Procedures related to Review, Approval and Ratification of Transactions with Related Persons

Pursuant to the Company’s Corporate Governance Guidelines, the Board expects Cambrex directors, officers and employees to act ethically at all times and to adhere to the Company’s Code of Business Conduct and Ethics, including the company’s policies on Business Conduct and Ethics and Conflicts of Interest. A “conflict of interest” occurs when an individual’s personal interests interfere in any way (or even appear to interfere) with the interests of the Company. A conflict situation can arise when a director takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest also arise when a director, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company.

A potential conflict of interest with respect to a proposed transaction is required to be reported to the Company’s General Counsel, Chief Executive Officer and the Board’s Governance Committee. The Governance Committee will evaluate the circumstances surrounding the potential conflict of interest and recommend action to the full Board, which will consider any such recommendation. The Board is responsible for the ultimate determination as to whether the transaction giving rise to the potential conflict of interest can proceed.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s securities, to file reports of ownership and transactions in the Company’s securities with the Securities and Exchange Commission and the New York Stock Exchange. Such directors, executive officers and ten percent stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms received by it, and on written representation from certain of the Company’s directors and executive officers that no other reports were required, the Company believes that during 2008 all Section 16(a) filing requirements applicable to its directors, executive officers and ten percent stockholders were complied with during the 2008 fiscal year.

CORPORATE GOVERNANCE

The Board of Directors is responsible for directing the management of the business and affairs of the Company. The Board holds regular meetings five times each year and holds additional special meetings as required. During 2008 the Board held eight meetings. Pursuant to Cambrex’s Corporate Governance Guidlines, directors are expected to attend board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. The Board recognizes that occasional meetings may need to be scheduled on short notice when the participation of a director is not possible and that conflicts may arise that may prevent a director from attending a regularly scheduled meeting. The Board expects, however, that each director will make every reasonable effort to keep absences to a minimum. Although participation by conference telephone or other communications equipment is allowed, personal attendance is encouraged. Each incumbent director attended at least 75% of the aggregate of the total number of Board meetings and committee meetings, as applicable. All nine directors attended the Company’s annual meeting of stockholders in April of 2008.

Our Board has affirmatively determined, after considering all of the relevant facts and circumstances, that all of the directors, other than Steven M. Klosk and Ilan Kaufthal, are independent from our management under the standards set forth in the Company’s Independence Standards for Directors, which was adopted by the Board in January 2004 and is available on the Company’s website (www.Cambrex.com). This means that none of the independent directors have any direct or indirect material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. As a result, the Company has a majority of independent directors on our Board as required by the listing standards of the New York Stock Exchange. The Board of Directors has also adopted the Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees of the Company, including the Chief Executive Officer, the Chief Financial Officer and the principal accounting officer. This policy can also be found on the Company’s website (www.Cambrex.com).

Non-management directors have regularly scheduled executive sessions in which they meet without the presence of members of management. These executive sessions occur before or after each regularly scheduled meeting of our Board and may also occur in conjunction with special meetings. The Lead Director of these executive sessions in the first half of 2008 was John R. Miller. John R. Miller has continued to lead these executive sessions for the second half of 2008 as non-executive Chairman of the Board of Directors.

Shareholder Communications with our Board.  The Company is committed to providing stockholders and other interested persons with an open line of communication for bringing issues of concern to the Company’s non-management directors. In January 2004, the Board approved the following process by which such communications may be made and for handling any such communications received by the Company:

Any stockholder or interested person may communicate with the Company’s non-management directors as a group by sending a communication to the Board of Directors, c/o Corporate Secretary, Cambrex Corporation, One Meadowlands Plaza, 15th Floor, East Rutherford, New Jersey 07073. All communications will be reviewed by the Company’s Corporate Secretary who will send such communications to the non-management directors unless the Corporate Secretary determines that the communication does not relate to the business or affairs of the Company or the function of the Board or its Committees, or relates to insignificant matters that do not warrant the non-management directors’ attention or is not otherwise appropriate for delivery to the non-management directors.

The non-management directors who receive such communication will have discretion to determine the handling of such communication, and if appropriate, respond to the person sending the communication, and disclosure, which shall be consistent with the Company’s policies and procedures and applicable law regarding the disclosure of information.

The Board has established four standing committees: the Regulatory Affairs Committee, the Governance Committee, the Audit Committee and the Compensation Committee. Each committee has a charter that has been adopted by such committee and approved by the Board. Printable versions of the charters of such Committees as well as the Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website (www.cambrex.com), under the “Governance” link of the “Investors” section. The Company will also provide any of the foregoing information in print without charge upon written request to the Corporate Secretary, Cambrex Corporation, One Meadowlands Plaza, 15th Floor, East Rutherford, New Jersey 07073.

Regulatory Affairs Committee

The Regulatory Affairs Committee, comprised of three non-management directors, oversees the Company’s compliance with various Food and Drug regulatory requirements and environmental and safety affairs. The Regulatory Affairs Committee held three meetings during 2008.

Governance Committee

The Governance Committee, comprised of four independent directors as defined by the listing standards of the New York Stock Exchange and the Company’s Independence Standards for Directors, is responsible for, among other things, (i) reviewing the composition of the Board to assure that the proper skills and experience are represented on the Board, (ii) identifying candidates qualified to become Board members, and recommending to the Board the nominees to stand for election as directors to the Board at Annual Stockholder Meetings and candidates for newly created directorships and vacancies on the Board, (iii) overseeing the annual evaluation of the Board and management and (iv) developing and reviewing corporate governance principles and recommending changes as necessary. The Charter of the Governance Committee has been adopted by the Committee and approved by the Board. The Governance Committee held two meetings in 2008.

Consideration of Director Nominees

Director Qualifications

The Company’s Corporate Governance Guidelines set forth Board membership criteria. Under these criteria, members of the Board should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the stockholders. Their skills and backgrounds should include, among other things, experience in making decisions, a track record of competent judgment, the ability to function rationally and objectively and experience in different businesses and professions. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on the Board for an extended period of time. Directors should not serve on more than four other boards of public companies in addition to the Cambrex Board. Current positions in excess of these limits may be maintained unless the Board determines that doing so would impair the director’s service on the Cambrex Board.

Identifying and Evaluating Nominees for Directors

The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance Committee considers various candidates for director. Candidates may come to the attention of the Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Governance Committee, and may be considered at any point during the year. The Governance Committee also considers properly submitted stockholder nominations for candidates for the Board. In addition to the standards and qualifications set out in the Company’s Corporate Governance Guidelines, the Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee or other expertise and the evaluations of other prospective nominees. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether or not the nominee is recommended by a stockholder.

Stockholder Nominees

The Governance Committee will consider nominees recommended by stockholders. Such recommendations for the 2010 Annual Meeting should be sent to the Corporate Secretary of the Company not later than January 23, 2010, and should include such information as specified in the Company’s By-Laws. Nominees recommended by stockholders receive the same consideration as any other proposed nominees.

GOVERNANCE COMMITTEE
Leon J. Hendrix, Jr., Chairperson
David R. Bethune
John R. Miller
Peter G. Tombros

Audit Committee

The Audit Committee consists of four independent directors. The Board has determined that each member of the Audit Committee is (i) independent within the meaning of the Securities and Exchange Commission Rules and the New York Stock Exchange (NYSE) listing standards and the Company’s Independence Standards for Directors and (ii) satisfies the financial literacy requirements of the NYSE listing standards. Further, the Board has determined that at least one member of the Audit Committee satisfies the financial expertise requirements of the NYSE listing standards. The Board has also determined that Mr. Roy Haley, Audit Committee Chairperson, is an Audit Committee Financial Expert, as that term is defined by current SEC rules.

The role of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee (i) the integrity of the Company’s financial reporting process; (ii) the Company’s systems of internal accounting and financial controls; (iii) the annual independent audit of the Company’s financial statements; (iv) the independent registered public accountant’s qualifications and independence; and (v) the Company’s compliance with legal and regulatory requirements. The Audit Committee’s role is one of oversight and it recognizes that the Company’s Management is responsible for preparing the Company’s financial statements and that the Company’s independent registered public accountants are responsible for auditing those financial statements.

The Audit Committee met eight times in 2008. The Audit Committee met individually with Management, with BDO Seidman, LLP (“BDO”), the Company’s independent registered public accountants, and with the Company’s outsourced internal auditors, as appropriate.

The Audit Committee reviewed and had discussions with Company Management and BDO regarding the audited financial statements, including a discussion of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee also reviewed and had discussions with BDO regarding the matters required to be discussed by Statement of Auditing Standards No. 61. Further, the Audit Committee received the written disclosures and the letter from BDO required by PCAOB Rule 3526 (Independence Discussions with Audit Committees) and has discussed such disclosures and letter with representatives of BDO their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

AUDIT COMMITTEE
Roy W. Haley, Chairperson
Kathryn Rudie Harrigan
William B. Korb
Peter G. Tombros

Compensation Committee

The Compensation Committee, comprised of four independent directors, conducts reviews of the Company’s general and executive compensation policies and strategies and oversees and evaluates the Company’s overall compensation structure and programs. Each member of the Compensation Committee (i) meets the independence requirements specified by the New York Stock Exchange listing standards and the Company’s Independence Standards for Directors, and (ii) is a “non-employee director” for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC” or the “Internal Revenue Code”). Each year the Compensation Committee develops a calendar-year annual schedule for the coming year. The Chair reports the

Compensation Committee’s actions and recommendations to the full Board following each Compensation Committee meeting. The Compensation Committee held five meetings during 2008.

The Compensation Committee’s charter is to work with executive management in developing a compensation philosophy; to evaluate and approve compensation and bonus programs for the Chief Executive Officer, other officers reporting to the Chief Executive Officer, and subsidiary general managers. The Compensation Committee also oversees the Company’s general employee benefit programs, including the Company’s employee equity plans. At its October 2008 meeting the Compensation Committee reviewed and discussed its own performance for the prior year in order to benefit from self-evaluation and encourage continuous improvement. For its self-evaluation the Compensation Committee referred to materials provided by the Governance Committee. The Compensation Committee conducts these reviews annually.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2008 were Rosina B. Dixon, David R. Bethune, Leon J. Hendrix, Jr. and John R. Miller, each of whom is a non-employee independent director. No member of the Compensation Committee had any direct or indirect material interest in a transaction of Cambrex or a business relationship with Cambrex, in each case that would require disclosure under item 407 of Regulation S-K or any other rules or regulations of the SEC.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE
Rosina B. Dixon, M.D., Chairperson
David R. Bethune
Leon J. Hendrix, Jr.
John R. Miller

COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion of our executive compensation program and compensation decisions made for the fiscal year ended 2008. This discussion relates to the executive officers named in the Summary Compensation Table on page 18. We refer to these officers as the “Named Executive Officers”.

The following discussion includes statements regarding performance targets with respect to our executive compensation program. These targets and goals are disclosed in the limited context of Cambrex’s compensation programs and should not be interpreted to be statements of management’s expectations or estimates of results or other guidance. Cambrex specifically cautions investors not to apply these statements to other contexts.

Objectives of our Executive Compensation Program:

The objectives of our Executive Compensation Program are as follows:

•	Competitive Compensation Package — We seek to attract, motivate and retain high-quality executives with the requisite skills and abilities to enable the Company to achieve superior results. We also look to provide incentive opportunities that are competitive for talent in the labor markets in which Cambrex participates.

•	Rewarding Performance — Our compensation program is intended to be commensurate with the financial goals of Cambrex and the executive’s contributions to the accomplishment of those goals.

•	Aligning the interests of our executives with those of our shareholders — A significant portion of our compensation program is in the form of equity-based compensation. This serves to tie the interests of our executives with those of Cambrex’s shareholders.

How our Compensation Program was Established

Compensation and Benefits Committee, Consultants, and Management — The Compensation Committee determines compensation for the President and Chief Executive Officer and reviews and approves compensation for all senior executives. Compensation recommendations are initiated by the President and Chief Executive Officer for discussion and decision by the Committee. The Committee may, in its discretion, increase or decrease awards and may alter the balance between the cash and restricted stock portions of certain awards. Finally, the Committee also reviews other elements of executive compensation, including retirement benefits, perquisites and change of control arrangements, on a regular basis. Each of these is discussed below.

In assembling up-to-date internal compensation information, the Committee is assisted by the Company’s human resources department and internal legal counsel. In addition, the Compensation Committee has the authority to delegate any of its responsibilities to subcommittees of one or more of its members as the Committee may deem appropriate in its sole discretion. On occasion the Compensation Committee seeks the input of outside compensation consultants. During fiscal year 2008, Cambrex received advice from an independent compensation consultant regarding senior management compensation.

Compensation & Benefit Program Features — The Chief Executive Officer and human resources department are responsible for recommending the key elements of our compensation program. The recommendations are then reviewed and, if satisfactory, approved by the Compensation Committee. The goal of our compensation program is to promote a pay-for-performance philosophy which aligns itself with the interests of our shareholders. In structuring the 2008 compensation program, the Committee, with the help of our Chief Executive Officer, Chief Financial Officer, and the compensation consultant, considered key financial metrics and market executive compensation practices in general and at selected peer companies.

The Company sought to fulfill financial goals in 2008 as they relate to our compensation program through four key compensation elements:

•	Base Salary

•	Annual Incentive Award

•	70% of this award is paid in cash and 30% is paid in restricted stock units that vest ratably over three years and becomes saleable only at the end of the third year.

•	The performance criteria are contingent on the achievement of certain financial metric(s) determined in advance by the Committee.

•	Long-Term Equity-Based Compensation, which includes one or more of the following:

•	Stock Options Awards — vest ratably over four years and the value of which is tied to movements in our stock price.

•	Restricted Stock Unit Awards — in 2008 these awards were limited to those granted under the Annual Incentive Awards related to 2007 performance.

•	Performance Shares — vest over three years dependent on the Company’s level of growth in revenue and EBITDA as compared to an index of peer companies.

The Committee believes that this combination of base salary, annual cash bonus and long-term equity compensation is an appropriate and competitive compensation package for our executives based on prevailing market practices. The committee also feels that the Annual Incentive Award, and long term equity based compensation ties a significant portion of target compensation to financial performance and retention, which the Compensation Committee believes aligns our compensation program with our stockholders and our key strategic goals.

Peer Group Comparison Data

The Chief Executive Officer, Chief Financial Officer, human resources department, and Compensation Committee compared Cambrex’s executive compensation target amounts to that of a group of select life sciences companies chosen by the external compensation consultant. This peer group consisted of 17 publicly traded life sciences companies similar in size to Cambrex, some of whom we compete with for executive talent. The following companies made up the peer group in 2008.

Alpharma Inc.	Martek Biosciences Corp
American Vanguard Corp.	Nutraceutical Intl Corp.
AMRI	Par Pharmaceutical Companies, Inc.
APP Pharmaceuticals Inc.	Prestige Brands Holdings
Balchem Corp.	QLT Inc.
Chattem Chemicals, Inc.	Reliv International Inc.
Dionex Corp.	Techne Corp.
Gen-Probe Inc.	Viropharma Inc.
Illumina Inc.

Compensation data from the above peer group was analyzed to assist in setting compensation target levels for each of the key elements of our program (salary, cash incentive and equity-based compensation) and for the combined total of these elements. We targeted compensation at the 50th percentile range of the total compensation of the selected peer companies.

Elements of Executive Compensation

Base Salary

In setting annual salaries, the Committee’s objective is to reflect individual job responsibilities, value to the Company, individual performance in contributing to improved financial results of the Company and the competitive nature of the labor market in which the Company operates. Base salary is set to provide a level of compensation that helps attract and retain highly qualified executives.

During the year the Committee approved the following increases:

•	Mr. Mack’s base salary was increased from $500,000 to $600,000. This decision was based on the commitment of Mr. Mack to continue to manage the business and complete an orderly and successful transition to a new Chief Executive Officer in 2008. Mr. Mack retired on June 30, 2008.

•	Mr. Klosk received a salary increase from $400,000 to $450,000 upon his promotion to Chief Executive Officer in May 2008. An annual auto allowance of $11,676 was eliminated when the increase became effective.

•	Mr. Sargen received a salary increase in November 2008 from $300,000 to $341,676 based on his outstanding performance. An annual auto allowance of $11,676 was eliminated when the increase became effective.

•	Messrs. Thauer and Russolo did not receive compensation increases during the year.

Annual Incentive Awards

Each year the Committee, in consultation with the President and Chief Executive Officer and Chief Financial Officer, sets goals and objectives for the Company’s executives. At year-end the attainment of results, measured against the executives’ goals and objectives, is reviewed by the Compensation Committee subsequent to review and recommendation by the President and Chief Executive Officer. After considering a number of performance metrics, the Compensation Committee, in consultation with management, approved the following plan for 2008 which targeted improvements in Revenue, EBITDA, Operating Profit and a reduction in Working Capital over the prior year.

					Bonus
				Percent	Payout
	Percent	Percent	Percent	Improvement in	Reflected as a
Performance	Improvement	Improvement in	Improvement in	Average Working	Percentage of
Level	in EBITDA	Operating Profit	Revenue	Capital	Base Salary

Minimum	5.4%	(1.3)%	3.7%	15.7%	50%
Target	8.6%	4.0%	6.3%	10.3%	75%
Maximum	19.2%	21.5%	10.0%	5.0%	200%

Operating Profit and EBITDA were computed before Strategic Alternatives and Restructuring Costs.

Actual 2008 results were below threshold for all financial measures, therefore no payments were made to any Named Executive Officer under this plan.

For 2009, an annual incentive award plan has been approved under which incentive compensation will be awarded for achieving certain Revenue, EBITDA and Net Debt targets. The amount of the actual incentive award will be based on a percentage of the Executive’s base salary. At the minimum threshold, up to 50% of base salary could be paid; at the target level, up to 75% of base salary could be paid, and if the improvements meet or exceed the maximum threshold, up to 200% of base salary could be paid. 70% of the award will be paid in cash, and 30% will be paid in the form of restricted stock units that vest ratably over three years.

Long-Term Incentive Awards

An integral part of our compensation program is long-term equity-based compensation. The long-term incentive awards made to the Named Executive Officers consist of Restricted Stock and Stock Options.

Equity-based compensation furthers a number of our program objectives. Specifically, these long-term incentive grants:

•	align the interests of our executives with those of our shareholders, thereby encouraging the creation of shareholder value;

•	help establish a link between compensation amounts and achievement of performance goals; and

•	allow us to offer a compensation package that is competitive and enhances our ability to attract and retain executive talent.

The general practice of Cambrex is to award stock options and restricted stock units to our Named Executive Officers and a number of key employees at the corporate office and the operating companies. Eligibility for awards is based on an individual’s position in the Company and the individual’s performance. In determining the number of awards, the Committee also considers management recommendations in light of peer group awards.

For stock options granted in 2008, the exercise price was set at the average of the highest and lowest publicly traded share price on the date of the award by the Board. These awards vest in equal increments over a four year period (i.e., 25% per year). Restricted Stock units cliff vest after three years.

Upon his promotion to Chief Executive Officer, Mr. Klosk received a potential award of up to 86,000 performance shares dependent on the Company’s level of growth in revenue and EBITDA over a three year period beginning July 1, 2008, as compared to an index of the following peer companies:

Dottikon Exclusive Snythesis	AMRI
Dishman Pharmaceuticals and Chemicals Limited	Aceto Corporation
Kendle International Inc.	WuXi AppTec, Inc.
Shasun Chemicals & Drugs Ltd.	Siegfried Ltd.

The award is subject to pro-rata monthly vesting beginning on July 1, 2008.

Pension Plan and SERP

The Company’s qualified non-contributory pension plan (the “Qualified Plan”) has been closed to new hires since January 1, 2003, and effective August 31, 2007, provides no future benefit accruals to participants. Normal retirement age under the Qualified Plan is the later of age 65 or the fifth anniversary of the date on which a participant commences participation in the Qualified Plan. The benefit is 1% of each year’s salary plus 0.6% of the amount above the Social Security wage base for each year. Early retirement is permitted at age 55 and 10 years of eligible service, the benefit being reduced by 6% for each year the retiree is below age 65. Similar amounts are calculated for each year of service and are aggregated to obtain the annual retirement benefit, subject to the limitations imposed by the Internal Revenue Code and related regulations (“Code”). For this purpose, Social Security covered compensation is the 35-year average of the Social Security wage base ending with the year in which the participant reaches age 65.

The Company’s Qualified Plan limited the maximum amount of compensation which could be taken into account for the purposes of calculating benefits to the Code limit. Any compensation received by any of the Named Executive Officers which exceeded this amount was not taken into account in the calculation of their benefits under the Qualified Plan. As a result, the Company established a Supplemental Non-Qualified Pension Plan (“SERP”), which became effective on January 1, 1994. SERP provides benefits based on compensation levels above the Code maximum compensation level. As stated above, employees hired after December 31, 2002, are not eligible to participate in the Qualified Plan or SERP, and effective August 31, 2007, the Qualified Plan and SERP provide no future benefit accruals to participants.

In July 2008 the Committee amended SERP effective January 1, 2009 to pay out accrued pension values immediately if the lump sum value was under $10,000 or, if the value was over $10,000, in 10 equal actuarially equivalent installments.

Savings Plan

The Savings Plan is a tax-qualified retirement savings plan pursuant to which all of Cambrex’s U.S. based employees are able to contribute the lesser of up to 50% of their annual salary or the limit prescribed by the Internal Revenue Service to the Savings Plan on a before tax basis. The Company will match 100% of the first 3% of pay that is contributed to the Savings Plan and 50% of the next 3% of pay contributed. All employee contributions to the Savings Plan are fully vested on contribution; the Company match vests in 20% increments over a five year period of employment.

Deferred Compensation Plan

The Company has established a Non-qualified Deferred Compensation Plan for Key Executives, including the Named Executive Officers (the “Deferred Plan”). Under the Deferred Plan, officers and key employees may elect to defer all or any portion of their pre-tax annual bonus and/or annual base salary (other than the minimum required Social Security contributions plus $10,000). The deferred amount is invested within the investment options available under the Cambrex Savings Plan. The Deferred Plan is not funded by the Company, but the Company has established a Deferred Compensation Trust Fund to protect the account balance in the case of a change of control of the Company. The Plan is administered in compliance with the new rules and guidance under section 409A of the IRC.

Perquisites

The Committee provides benefits to the Company’s executive officers, including an automobile allowance (eliminated for Messrs. Klosk and Sargen in 2008), a supplemental retirement benefit for which benefits were frozen during 2007 and the eligibility to participate in the non-qualified deferred compensation plan.

Tax Considerations (Policy Regarding Section 162(m))

The Company’s policy on the tax deductibility of compensation is to maximize deductibility to the extent possible without negating all of its discretionary power. To this end the Company has submitted complying plans for stockholder approval. Nevertheless, the Committee has occasionally taken actions that result in non-deductible compensation and it may do so again in the future when the Committee determines that such actions are in the Company’s best interests.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table shows for fiscal years 2008, 2007 and 2006 the compensation awarded, paid to, or earned by the Named Executive Officers.

							Change in
							Pension
							Value and
							Non-
							qualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)	($)(3)	($)(4)	($)(5)	($)(6)	Compensation

James A. Mack(7)	2008	$300,000	$0	$573,233	$163,693	$0	$108,399	$1,372,647	$2,517,972
Former Chairman, President and	2007	$500,000	$1,250,000	$128,825	$57,083	$500,000	$54,649	$60,618	$2,551,175
Chief Executive Officer	2006	$458,333	$0	$229,687	$510,598	$586,425	$21,866	$94,574	$$1,901,483
Steven M. Klosk	2008	$431,634	$0	$34,470	$45,049	$0	$129,718	$5,434,626	$6,075,497
President and Chief Executive Officer	2007	$396,567	$900,000	$373,762	$105,393	$460,600	$45,779	$22,928	$2,305,029
	2006	$358,333	$100,000	$116,031	$7,190	$286,452	$45,932	$21,576	$935,514
Gregory P. Sargen	2008	$306,946	$0	$72,994	$47,910	$0	$0	$20,080	$447,930
Vice President and Chief Financial Officer	2007	$295,587	$500,000	$15,724	$12,752	$345,450	$0	$21,801	$1,191,314
Paolo Russolo(8)	2008	$382,538	$0	$204,353	$31,884	$0	$0	$177,665	$796,440
President, Cambrex	2007	$356,434	$679,829	$134,605	$28,992	$440,732	$0	$107,572	$1,748,164
Profarmaco	2006	$337,665	$71,565	$115,163	$7,190	$226,461	$0	$68,105	$826,149
Aldo Magnini(8)	2008	$316,330	$0	$153,944	$19,818	$0	$0	$27,980	$518,072
Managing Director, Cambrex Profarmaco
Peter Thauer(9)	2008	$293,000	$0	$0	$0	$0	$49,194	$310,190	652,384
Former Sr. VP Law/ Environment/General Counsel & Corporate Secretary	2007	$293,000	$700,000	$341,413	$98,611	$481,985	$34,805	$4,234,666	6,184,480

(1)	Salary. Cambrex’s fiscal year ends December 31. Messrs. Russolo and Magnini’s salary is paid in Euros.

(2)	Bonus. No bonuses were paid to executives in 2008.

(3)	Stock and Option Awards. The amounts shown in the “Stock Awards” column above reflect the amounts expensed for fiscal year 2008 under SFAS No. 123(R) for all outstanding restricted stock units held by the named executive officer (disregarding estimated forfeitures), including awards made in prior fiscal years. For Mr. Klosk, includes the expense for 43,000 Performance Shares. The amounts shown in the “Option Awards” column reflect the amounts expensed for fiscal year 2008 under SFAS No. 123(R) for all outstanding stock options held by the named executive officer (disregarding estimated forfeitures), including awards made in prior fiscal years. The fair value of an award is expensed on a straight-line basis over the requisite service period, which is from the grant date to the earliest of the grantee’s retirement eligibility date or the vesting date of the award. Information regarding the SFAS No. 123(R) fair values of the stock awards and stock options granted to the named executive officers in fiscal year 2008 is set forth in the “Grants of Plan-Based Awards” table. As the result of agreements to buy-out Mr. Klosk and Mr. Thauer’s change of Control Agreements on May 14, 2008 and December 21, 2007 respectively, expense for all of their outstanding restricted stock units and stock options was accelerated and recognized in 2007.

(4)	Non-Equity Incentive Plan Compensation. No awards were paid to executives under the 2008 incentive plan. Cash awards paid in 2008 related to the 2007 incentive plan were reported in 2007.

(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings. This column shows the aggregate change in the actuarial present value of the named executive officer’s accumulated benefits under all of our defined benefit pension plans in which they participate. For more information regarding accrued benefits under our pension plans, see the “Pension Benefits” table on page 21.

(6)	All Other Compensation. The amounts shown in the “All Other Compensation” column include the following benefits provided to the named executive officers: For Mr. Mack, includes savings plan matching contribution of $10,350, an automobile allowance of $23,838, dividends paid on RSUs of $250,139, and consulting contract buy-out upon retirement of $1,088,320. For Mr. Klosk, includes a lump sum payment of $3,371,132 pursuant to an agreement signed in May 2008 to buy-out his previous employment agreement. Also included is an IRS section 280G tax gross-up of 1,989,416, savings plan match of $10,350, automobile allowance of $4,379, dividends on RSUs of $59,349. For Mr. Sargen, includes savings plan match of $10,350 and automobile allowance of $9,730. For Mr. Magnini, insurance premiums of €3,810 ($5,606) automobile allowance of €12,857 ($18,916), phone allowance of €2,350 ($3,458). For Mr. Russolo, insurance premiums of €4,825 ($7,099) automobile allowance of €17,108 ($25,171), phone allowance of €2,364 ($3,478), dividends on RSUs of $62,132, and €54,228 ($79,786) paid pursuant to an employment arrangement assumed by the Company as part of its acquisition of Cambrex Profarmaco Milano S.r.l. For Mr. Thauer, includes savings plan match of $10,350, automobile allowance of $11,676 and dividends on RSUs of $288,164.

(7)	Mr. Mack retired on 6/30/2008.

(8)	Messrs. Magnini and Russolo’s base salary was €215,000 and €260,000 respectively. For purposes of computing Base Salary we used an average exchange rate (for calendar year 2008) of 1.4713 dollars per euro.

(9)	Mr. Thauer retired on 12/31/2008.

Grant of Plan-Based Awards Table

The following table contains information concerning each grant of an award made to each of the Named Executive Officers for 2008 under any plan:

								All other	All other
								Stock	Option	Exercise	Exercise or
		Estimated Future Payouts Under			Estimated Future			Awards:	Awards:	or Base	Base Price	Grant Date
		Non-Equity Incentive Plan			Payouts Under Equity			Number of	Number of	Price of	of Option	Fair Value of
		Awards			Incentive Plan Awards			Shares of	Securities	Option	Awards	Stock and
		Minimum	Target	Maximum	Threshold	Target	Maximum	Stock or	Underlying	Awards(3)	($/Sh)-on	Option
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	Units(1) (#)	Options(2) (#)	($/Sh)	Grant Date	Awards

Steven M. Klosk	1/24/2008	$225,000	$337,500	$900,000				20,845		$9.47	$9.08	$197,402
	5/14/2008								150,000	$5.61	$5.54	$283,500
James A. Mack	1/24/2008	$0	$0	$0				26,399		$9.47	$9.08	$249,999
Gregory P. Sargen	1/24/2008	$170,838	$256,257	$683,352				15,634		$9.47	$9.08	$148,054
	4/23/2008								100,000	$5.51	$5.60	$185,000
Paolo Russolo	1/24/2008	$191,269	$286,904	$765,076				19,946		$9.47	$9.08	$188,889
	10/27/2008								50,000	$4.40	$4.11	$81,500
Aldo Magnini	1/24/2008	$158,165	$237,247	$632,659				15,343		$9.47	$9.08	$145,298
	10/27/2008								25,000	$4.40	$4.11	$40,750
Peter Thauer		$0	$0	$0				—	—	$0.00	$0.00	$0

(1)	Restricted stock units (RSUs) granted as part the annual incentive plan awards vest ratably over three years, and become saleable only at the end of the third year. RSUs awarded in addition to those granted under the annual incentive award program cliff vest after three years.

(2)	Option awards vest ratably over four years.

(3)	Option exercise price is calculated as an average of the high and low trading price on the date that the option is awarded.

Outstanding Equity Awards at Fiscal Year-End

The following table discloses information regarding stock options, stock that has not vested and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2008.

								Equity	Equity Incentive
			Equity					Incentive Plan	Plan Awards:
			Incentive Plan			No of	Market	Awards: No.	Market or Payout
			Awards: No.			Shares or	Value of	of Unearned	Value of
			of Securities			Underlying	Shares or	Shares, Units	Unearned
	Number of Securities		Underlying			Units of	Units of	or Other	Shares, Units or
	Underlying Unexercised		Unexercised	Option	Option	Stock that	Stock that	Rights that	Other Rights that
	Options (#)		Unearned	Exercise	Expiration	Have Not	Have Not	Have Not	Have Not Yet
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested	Vested ($)	Vested (#)	Vested ($)

Klosk, Steven M	50,000	—	—	29.6250	5/25/2010
	4,250	4,250	—	7.3900	7/27/2013	2,233	$10,316
	2,500	7,500	—	13.7500	7/26/2014	3,400	$15,708
	—	150,000	—	5.6050	5/14/2015	5,722	$26,436
						5,000	$23,100
						20,845	$96,304
						43,000	$198,660
Mack, James A	100,000	—	—	29.6250	5/25/2010
	30,839	—	—	20.7500	10/26/2010
	19,934	—	—	27.2900	4/25/2012
	36,248	—	—	23.0700	7/25/2012
	25,000	—	—	23.0700	7/25/2012
	16,667	—	—	7.3900	7/27/2013
	17,000	—	—	13.7500	7/26/2014
Sargen, Gregory	1,250	1,250	—	7.3900	7/27/2013	1,000	$4,620
	2,125	6,375	—	13.7500	7/26/2014	4,500	$20,790
	—	100,000	—	5.5100	4/23/2015	15,634	$72,229
Russolo, Paolo	30,000	—	—	29.6250	5/25/2010	2,510	$11,596
	4,250	4,250	—	7.3900	7/27/2013	3,400	$15,708
	2,125	6,375	—	13.7500	7/26/2014	4,360	$20,143
	—	50,000	—	4.3950	10/27/2015	4,500	$20,790
						19,946	$92,151
Magnini, Aldo	1,250	2,500	—	7.3900	7/27/2013	1,769	$8,173
	1,500	4,500	—	13.7500	7/26/2014	2,000	$9,240
	—	25,000	—	4.3950	10/27/2015	3,977	$18,374
						3,000	$13,860
						15,343	$70,885
Thauer, Peter E	50,000	—	—	29.6250	5/25/2010
	4,228	—	—	32.8500	7/26/2011
	4,354	—	—	32.8500	7/26/2011
	8,500	—	—	7.3900	12/31/2009
	8,500	—	—	13.7500	12/31/2009

Option Exercises and Stock Vested

The following table discloses each exercise of stock options and similar instruments, and each vesting of stock (including restricted stock, RSUs and similar instruments) during fiscal year 2008 for each Named Executive Officer:

	Option Awards		Stock Awards
	Number of	Value	Number of
	Shares	Realized on	Shares	Value
	Acquired on	Exercise	Acquired on	Realized on
Name	Exercise (#)	($)	Vesting (#)	Vesting ($)(1)

Steven M. Klosk	—	$—	6,480	$121,582
James A. Mack	—	$—	57,511	$564,855
Gregory P. Sargen	—	$—	—	$—
Paolo Russolo	—	$—	6,140	$115,283
Aldo Magnini	—	$—	3,758	$70,374
Peter Thauer	—	$—	18,977	$291,865

(1)	Based on 12/31/08 closing stock price plus accrued dividend equivalents.

Pension Benefits

The following table shows the pension benefits expected by the Named Executive Officers.

		Number of	Present	Payments
		Years of	Value	During Last
		Credited	of Accumulated	Fiscal Year
Name	Plan Name	Service (#)	Benefits ($)(1)	($)

Steven M. Klosk	The Cambrex Pension Plan	15	$183,653	$0
	Supplemental Executive Retirement Plan	15	$440,177	$0
James A. Mack(2)	The Cambrex Pension Plan	17	$455,235	$21,121
	Supplemental Executive Retirement Plan	17	$1,979,647	$0
Gregory P. Sargen(3)	The Cambrex Pension Plan	0	$0	$0
	Supplemental Executive Retirement Plan	0	$0	$0
Paolo Russolo(3)	The Cambrex Pension Plan	0	$0	$0
	Supplemental Executive Retirement Plan	0	$0	$0
Aldo Magnini(3)	The Cambrex Pension Plan	0	$0	$0
	Supplemental Executive Retirement Plan	0	$0	$0
Peter Thauer(4)	The Cambrex Pension Plan	18	$467,942	$0
	Supplemental Executive Retirement Plan	18	$662,103	$0

(1)	Actual benefit payments that correspond to the elected payment options are reflected for NEOs who have commenced payments under the plans; otherwise accrued benefits in the form of single life annuities as of age 65 (Normal Retirement) or current age, if later, are shown. Mr. Thauer received $294,685 in January 2008, and Mr. Klosk received $128,281 in January 2009 as a payout of the pension portion of their 2007 change in control agreements. These amounts are not included in the present values shown above. Key Assumptions: 6.00% & RP-2000 static PPA mortality table as prescribed by IRS.

(2)	Mr. Mack retired on 6/30/2008 and has commenced his qualified monthly benefit.

(3)	Messrs. Sargen, Magnini, and Russolo do not participant in the Cambrex Pension Plan or the Supplemental Executive Retirement Plan.

(4)	Mr. Thauer retired on 12/31/2008 and has commenced his qualified monthly benefit.

Non-Qualified Deferred Compensation

The following table shows the Non-Qualified Deferred Compensation amounts earned by the Named Executive Officers during fiscal 2008:

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at Last
	in Last FY	in Last FY	Last FY	Distributions	Fiscal Year End
Name	($)	($)	($)	($)	($)

Steven M. Klosk	$—	$—	$(385,174)	$—	$707,556
James A. Mack	$250,000	$—	$(916,047)	$619,054	$1,713,755
Gregory P. Sargen	$—	$—	$—	$—	$—
Paolo Russolo	$—	$—		$—	$—
Aldo Magnini	$—	$—		$—	$—
Peter Thauer	$—	$—	$(407,154)	$—	$1,449,012

Under the Deferred Plan, officers and key employees may elect to defer all or any portion of their pre-tax annual bonus and/or annual base salary (other than the minimum required Social Security contributions plus $10,000). The deferred amount is invested in within the investment options available under the Cambrex Savings Plan. The Plan is administered in compliance with section 409A of the IRC.

Executive Employment Agreements; Change of Control

In February 2007, the Company entered into employment agreements with Messrs. Sargen and Russolo. These agreements were entered into in order to preserve management stability in the event of a threatened or actual change of control of the Company.

These agreements become effective upon a change of control of the Company (the “Effective Date”), which is defined as:

(i) the acquisition by one person or a group of persons of 15% or more of the Company’s outstanding common stock or combined voting power;

(ii) a change in a majority of the incumbent Board of Directors unless approved by the incumbent Board of Directors;

(iii) a transaction which results in the stockholders of the Company immediately before the transaction not owning at least 50% of the Company’s common stock following the transaction;

(iv) the sale of all or substantially all of the assets of the Company; or

(v) any other event or series of events determined by the Board of Directors to constitute a change of control.

Following a change of control, the Company has agreed to employ the covered employees for a period of two years from the Effective Date (the “Employment Period”) in a commensurate position at a location not more the 35 miles from the location at the time of such change of control at a monthly base salary equivalent to the employee’s highest monthly base salary in the 12 months preceeding such change of control and shall be eligible to receive an annual bonus on the same basis as any bonus paid in the fiscal year immediately preceeding the change of control. During the employment period, the employee may be terminated for “cause”, which is defined as:

(i) personal dishonesty or breach of fiduciary duty involving personal profit;

(ii) the commission of a criminal act related to the performance of duties, or the disclosure of confidential information of the Company to a competitor;

(iii) habitual intoxication by alcohol or drugs during working hours; or

(iv) conviction of a felony.

During the employment period, the covered employees may terminate employment for “good reason”, which is defined as:

(i) an office relocation of more than 35 miles;

(ii) a substantial reduction in base salary, benefits or perquisites;

(iii) a substantial reduction in responsibilities, authorities or functions;

(iv) a substantial change in work conditions; or

(v) failure to require a successor to assume the Company’s obligations under the agreement.

In addition, the employee may make a unilateral determination of termination for “good reason” with or without any change in employment conditions during the 30-day period immediately following the first anniversary of the Effective Date.

If a covered employee is terminated other than for death, disability or cause, or if a covered employee terminates for good reason, the Company shall pay to the employee within 30 days of the following a lump sum in cash of the following amounts:

(i) to the extent not theretofore paid, the Employee’s Highest Base Salary through termination date; and

(ii) the product of the highest Annual Bonus earned by the Employee during the two fiscal years immediately preceding the Date of Termination, or, if higher, the Employee’s Target Bonus after the date of this Agreement until an Annual Bonus has actually been earned and a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination and the denominator of which is three hundred sixty-five (365); and

(iii) the product of a fraction, the numerator of which is twenty-four minus the number of whole months worked following the first anniversary of the Effective Date and the denominator of which is twelve, multiplied by the employee’s highest annualized base salary; and

(iv) the product of a fraction, the numerator of which is twenty-four less the number of months worked following the first anniversary of the Effective Date and the denominator of which is twelve, multiplied by the highest annual bonus earned by the employee during the prior two years provided that the Annual Bonus shall be his Target Bonus until an Annual Bonus has actually been earned; and

(v) all previously deferred compensation plus any interest thereon and any accrued but unused vacation.

In addition, the Company shall continue all benefits to the covered employees for the balance of the Employment Period, and all outstanding equity awards shall vest and become exercisable upon termination of employment for good reason.

The change of control employment agreements also contain non-competition and non-disclosure of confidential information restrictions. Further, with respect to Mr. Sargen, the change of control employment agreement also provides for a gross up of any taxes due under section 4999 of the Internal Revenue Code, In the event that any lump sum cash payment is required to be deferred due to section 409A of the Internal Revenue Code, such payments will accrue interest at the rate of prime plus 1%.

Potential Payments upon Termination or Change-in-Control

Gregory P. Sargen

	Voluntary
	Termination	Voluntary			Termination		Termination
	Without Good	Termination for	Termination	Termination	Upon		After Change
Payments & Benefits	Reason	Good Reason	for Cause	Upon Death	Disability	Retirement	in Control

Cash Severance	$—	$—	$—	$—	$—	$—	1,670,352
Pro Rata Bonus	$—		$—	$—	$—	$—	493,500
Stock Options/SARs	$—	$—	$—	$—	$—	$—	—
Restricted Stock/Deferred Stock Units	$—	$—	$—	$—	$—	$—	97,639
Performance Based Equity Awards	$—	$—	$—	$—	$—	$—	—
Health Care Benefits	$—	$—			$—	$—	20,232
Pension Benefits	$—	$—	$—	$—	$—	$—	—
Savings Plan Benefits	$—	$—	$—	$—	$—	$—	22,725
Nonqualified Deferred Compensation	$—	$—	$—	$—	$—	$—	—
Accrued Vacation Pay	$—	$—	$—	$—	$—	$—	—
Life Insurance Proceeds/Disability Benefits	$—	$—	$—	$—	$—	$—	1,718
Other Perquisites	$—	$—	$—	$—	$—	$—	—
Tax Gross-Up (1)	$—	$—	$—	$—	$—	$—	644,225

Total	—	—	—	—	—	—	2,950,391

(1)	Tax Gross-up does not factor in any valuation for covenant not to compete.

Potential Payments upon Termination or Change-in-Control

Paolo Russolo

	Voluntary
	Termination	Voluntary			Termination		Termination
	Without Good	Termination for	Termination	Termination	Upon		After Change
Payments & Benefits	Reason	Good Reason	for Cause	Upon Death	Disability	Retirement	in Control

Cash Severance	$—	$—	$—	$—	$—	$—	$2,024,726
Pro Rata Bonus	$—	$—	$—	$—	$—	$—	$629,617
Stock Options/SARs	$—	$—	$—	$—	$—	$—	$3,647
Restricted Stock/Deferred Stock Units	$—	$—	$—	$—	$—	$—	$35,027
Performance Based Equity Awards	$—	$—	$—	$—	$—	$—	$—
Health Care Benefits	$—	$—	$—	$—	$—	$—	$13,241
Pension Benefits	$—	$—	$—	$—	$—	$—	$—
Nonqualified Deferred Compensation	$—	$—	$—	$—	$—	$—	$—
Accrued Vacation Pay	$—	$—	$—	$—	$—	$—	$—
Life Insurance Proceeds/Disability Benefits	$—	$—	$—	$—	$—	$—	$—
Other Perquisites(1)	$—	$—	$—	$—	$—	$—	$53,435
Tax Gross-Up	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$2,759,693

(1)	Amount reflects the value for 24 months worth of auto benefits.

Potential Payments upon Termination or Change-in-Control

Steven M. Klosk1

Voluntary
	Termination	Voluntary			Termination		Termination
	Without Good	Termination for	Termination	Termination	Upon		After Change
Payments & Benefits	Reason	Good Reason	for Cause	Upon Death	Disability	Retirement	in Control

Cash Severance	$—	$—	$—	$—	$—	$—	$—
Pro Rata Bonus	$—	$—	$—	$—	$—	$—	$—
Stock Options/SARs	$—	$—	$—	$—	$—	$—	$—
Restricted Stock/Deferred Stock Units	$—	$—	$—	$—	$—	$—	$—
Performance Based Equity Awards(2)	$—	$—	$—	$—	$—	$—	$33,970
Health Care Benefits	$—	$—	$—	$—	$—	$—	$—
Pension Benefits	$—	$—	$—	$—	$—	$—	$—
Nonqualified Deferred Compensation	$—	$—	$—	$—	$—	$—	$—
Accrued Vacation Pay	$—	$—	$—	$—	$—	$—	$—
Life Insurance Proceeds/Disability Benefits	$—	$—	$—	$—	$—	$—	$—
Dividend Equivelents	$—	$—	$—	$—	$—		$—
Other Perquisites	$—	$—	$—	$—	$—	$—	$—
Tax Gross-Up	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$33,970

(1)	In May of 2008, Mr. Klosk entered into an agreement with Cambrex to retire his Change of Control Agreement. Payments under the buyout were made in January of 2009, and have been disclosed in the Summary Compensation Table on page 18). Mr. Klosk is no longer covered by any employment/change of control agreement.

(2)	If terminated other than for cause, the vesting of Mr. Klosk’s performance shares would accelerate, and he would be entitled to a pro-rated payment.

Potential Payments upon Termination or Change-in-Control

James A. Mack

Voluntary
	Termination	Voluntary			Termination		Termination
	Without Good	Termination for	Termination	Termination	Upon		After Change
Payments & Benefits	Reason	Good Reason	for Cause	Upon Death	Disability	Retirement(1)	in Control

Cash Severance	$—	$—	$—	$—	$—	$—	$—
Pro Rata Bonus	$—	$—	$—	$—	$—	$—	$—
Stock Options/SARs	$—	$—	$—	$—	$—	$163,693	$—
Restricted Stock/Deferred Stock Units	$—	$—	$—	$—	$—	$573,233	$—
Performance Based Equity Awards	$—	$—	$—	$—	$—	$—	$—
Health Care Benefits	$—	$—	$—	$—	$—	$—	$—
Pension Benefits	$—	$—	$—	$—	$—		$—
Nonqualified Deferred Compensation	$—	$—	$—	$—	$—	$—	$—
Accrued Vacation Pay	$—	$—	$—	$—	$—	$—	$—
Life Insurance Proceeds/Disability Benefits Other Perquisites	$—	$—	$—	$—	$—	$1,088,320	$—
Tax Gross-Up	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$1,825,246	$—

(1)	Upon Mr. Mack’s retirement on June 30, 2008, Cambrex agreed to buy out his consulting/retirement arrangement in which Mr. Mack was to be paid $100,000 per year for the remainder of his life. The present value of this benefit was calculated using the applicable PPA mortality table assuming a discount rate of 4.52%. In addition, the vesting of all of Mr. Mack’s unvested restricted stock units and stock options was accelerated. All of these amounts were paid by January 2009.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

The fiscal 2008 compensation for non-employee directors consisted of an annual retainer of $26,000 and the Chair of the Audit Committee received a further annual retainer of $5,000. In addition, each non-employee director of the Company (i) will receive $1,000 for each telephonic Board and Committee meeting attended, except that the Chairperson of the Compensation, Audit, Regulatory Affairs and Governance Committees will each receive $1,500 for each telephonic Committee meeting chaired; and (ii) will receive $1,500 for each in-person Board and Committee meeting attended, except that the Chairperson of the Compensation, Audit, Regulatory Affairs and Governance Committees will each receive $2,000 for each in-person Committee meeting chaired. The lead director also received an annual retainer of $5,000 and a lead director fee for each meeting of $2,000. Mr. John Miller, who served as lead director during the first half of 2008, received $2,500 in retainer and $2,000 for each Board meeting attended in that capacity during that period. He also received meeting fees for his attendance at Committee meetings of which he was a member during that period. Effective July 1, 2008, Mr. Miller was appointed non-executive Chairman of the Board of Directors and receives $200,000 per year in compensation in that capacity. Mr. Miller does not receive any separate Board or committee meeting fees. Mr. Miller, as non-executive Chairman of the Board of Directors, received $100,000 in compensation for the second half of 2008. Directors also receive reimbursement for expenses incurred in connection with meeting attendance. Employees of the Company who are also directors will not receive any separate fees for acting as directors.

Pursuant to the terms of the Non-Employee Director Program of the 1996, 1998, 2001, and 2003 Performance Stock Option Plan and the 2004 Incentive Plan (the “Plans”), each new non-employee director had been awarded an option to purchase 2,000 shares of the Company’s Common Stock upon election as a director. The Plans further provided that each non-employee director received a grant of options to purchase 2,000 shares of Common Stock at the first meeting of the Board of Directors following each Annual Meeting of Stockholders of the Company. Each such option had a per share exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. Options granted to non-employee directors are non-qualified options with a seven-year term. Each option becomes exercisable six months after the date of grant, subject to acceleration upon a change in control. By unanimous Consent effective March 31, 2008, the Board of Directors resolved that effective January 1, 2008, no non-employee director shall receive a stock option award under the terms of the Non-Employee Director Program of the 1996, 1998, 2001 and 2003 Stock Option Plans and the 2004 Incentive Plan, as such option award Program is described above. Such Consent further established a new Directors’ Equity Program which provides that on the last business day of each calendar quarter, commencing on March 31, 2008, each Non-employee Director shall receive an award of Restricted Stock Units (“RSUs”) equivalent in value to Four Thousand ($4,000) Dollars, such number of RSU’s to be determined by dividing the sum of Four Thousand ($4,000) Dollars by the closing share price on the date of the award rounded down to the nearest full share, provided that such RSU’s shall neither vest nor be available for sale until a period of six (6) months from the date of grant.

The amount of cash retainer, meeting fees and Lead Director and Chair fees each non-employee Board member earned during fiscal 2008 are summarized in the table below.

				Non-Equity	Change In
		Stock Awards	RSU	Incentive Plan	Pension Value and	All Other
	Fees Earned	($)	Awards	Compensation	Nonqualified Deferred	Compensation
Name	($)	(Share Equivalents)	($)	($)	Compensation	($)	Total ($)

David R. Bethune	$44,000		$16,001				$60,001
Rosina B. Dixon	$58,000		$16,001				$74,001
Roy W. Haley		$58,000(1)	$16,001				$16,001
Kathryn Rudie Harrigan	$48,000		$16,001				$64,001
Leon J. Hendrix, Jr.		$47,500(1)	$16,001				$16,001
Ilan Kaufthal	$46,500		$16,001				$62,501
William B. Korb		$59,000(1)	$16,001				$16,001
John R. Miller	$131,500		$16,001				$147,501
Peter G. Tombros		$51,000(1)	$16,001				$16,001

(1)	The four directors above have elected to defer their cash remuneration for the year 2008.

Under the Non-Employee Directors’ Deferred Compensation Plan (the “Deferred Compensation Plan”) each non-employee Director may make an election to defer some or all of his or her cash remuneration for that year. Under the Deferred Compensation Plan, an unfunded deferred compensation bookkeeping account is established for each director who elects to defer cash remuneration otherwise payable during the year.

PROPOSAL NO. 2

APPROVAL OF THE 2009 LONG TERM INCENTIVE PLAN

Cambrex’s Board of Directors believes it is in Cambrex’s best interest to encourage stock ownership by Cambrex’s employees. Accordingly, the Board of Directors has adopted the 2009 Long Term Incentive Plan, which is referred to in this proxy statement as the “Incentive Plan,” subject to stockholder approval, to provide for the award of equity-based compensation to Cambrex’s employees, officers, directors, consultants or other personal service providers. The Incentive Plan provides for equity-based as well as non-equity based long-term incentive compensation awards to participants, as under the 2004 Long Term Incentive Plan, the predecessor to this plan. The Incentive Plan provides for the award of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and stock awards. The Incentive Plan will allow the Company to make awards that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

The following is a summary of the material terms of the Incentive Plan. This summary is qualified by reference to the full text of the Incentive Plan, which is attached hereto as Annex A.

Description of the Incentive Plan

Purpose.  The purpose of the Incentive Plan is to further align the interests of Cambrex’s employees, officers, directors, consultants, advisors and other personal service providers with those of the stockholders by providing incentive compensation opportunities tied to the performance of Common Stock and by promoting increased ownership of Common Stock by such individuals. The Incentive Plan is also intended to advance Cambrex’s interests and those of Cambrex’s stockholders by helping to attract, retain and motivate personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

Reservation of Shares.  Subject to stockholder approval at the 2009 Annual Meeting, and subject to adjustments as described below, the maximum aggregate number of shares of Common Stock that may be issued pursuant to awards granted under the Incentive Plan will be 1,000,000 shares. However, no more than 300,000 shares of Common Stock shall be issued during the term of the Incentive Plan pursuant to restricted stock awards, restricted stock units, performance awards and stock awards, in the aggregate. Any shares of Common Stock delivered under the Incentive Plan shall consist of authorized and unissued shares, or treasury shares. To the extent that an award is canceled, expired, forfeited, surrendered, settled in cash or otherwise terminated without delivery of the shares to the participant, in whole or in part, the shares of Common Stock retained by or returned to the Company will not be deemed to have been delivered under the Incentive Plan, and will be available for future awards under the Incentive Plan.

In the event of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting Common Stock, appropriate and equitable adjustments shall be made to the number and kind of shares of Common Stock available for grant, as well as to other maximum limitations under the Incentive Plan, and the number and kind of shares of Common Stock or other terms of the awards that are affected by the event.

As of December 31, 2008, the aggregate number of shares of Common Stock that remained available under all equity compensation plans of the Company was 52,592, consisting of 5,546 shares under the Company’s 2000 Performance Stock Option Plan, 1,862 shares under the Company’s 2001 Performance Stock Option Plan, and 45,184 shares under the Company’s 2004 Incentive Plan. The weighted average remaining term of exercise for stock options that were outstanding as of December 31, 2008 under all equity compensation plans of the Company was 4.56 years.

Administration.  The Incentive Plan is administered by the Compensation Committee, which is comprised of at least two members of the Board of Directors who are appointed by the Board to administer the Incentive Plan. The Compensation Committee shall, to the extent deemed necessary by the Board of Directors, be constituted so each committee member will satisfy the requirements for (i) an “independent director” as defined by the New York Stock Exchange, (ii) a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and (iii) an “outside director” under Section 162(m) of the Code. Subject to the limitations set forth in the Incentive

Plan, the Compensation Committee has the authority to determine the persons to whom awards are to be granted, prescribe the restrictions, terms and conditions of all awards, interpret the Incentive Plan, adopt rules for the administration, interpretation and application of the Incentive Plan.

Eligibility.  Awards under the Incentive Plan may be granted to any employees, directors, consultants or other personal service providers of Cambrex. As of March 16, 2009, the Company had 852 employees.

Stock Options.  Stock options granted under the Incentive Plan may be issued as either incentive stock options, within the meaning of Section 422 of the Code, or as nonqualified stock options. The exercise price of an option will be not less than 100% of the fair market value of a share of Common Stock on the date of the grant of the option, or such higher amount as determined by the Compensation Committee. The Compensation Committee will determine the vesting and/or exercisability requirements and the term of exercise of each option, including the effect of termination of service of a participant or a change in control. The vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The maximum term of an option will be ten years from the date of grant. In the case of incentive stock options, for purposes of Section 422 of the Code, the maximum value of shares of Common Stock (determined at the time of grant) that may be subject to incentive stock options that become exercisable by an employee in any one year is limited to $100,000. Subject to adjustments as described above, the maximum number of shares of Common Stock that may be covered under options granted under the Incentive Plan to any participant in any calendar year is 250,000 shares of Common Stock.

To exercise an option, the participant must pay the exercise price, subject to specified conditions, (i) in cash, (ii) in shares of Common Stock, (iii) through an open-market broker-assisted transaction, (iv) by combination of any of the above methods, or (v) by such other method approved by the Compensation Committee, and must pay any required tax withholding amounts. All options are nontransferable except upon death by the participant’s will or the laws of descent and distribution or, in the case of nonqualified options, to a participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), or as otherwise permitted by the Compensation Committee, in each case as may be approved by the Compensation Committee in its discretion at the time of the proposed transfer. Without the prior approval of Cambrex’s stockholders, the Incentive Plan prohibits the “repricing” of stock options.

Stock Appreciation Rights.  A stock appreciation right may be granted either in tandem with an option or without a related option. A stock appreciation right entitles the participant, upon settlement or exercise, to receive a payment based on the excess of the fair market value of a share of Common Stock on the date of settlement or exercise over the base price of the right, multiplied by the number of shares of Common Stock as to which the right is being settled or exercised. Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the participant or that provides for the automatic payment of the right upon a specified date or event. The base price of a stock appreciation right may not be less than the fair market value of a share of Common Stock on the date of grant. The Compensation Committee will determine the vesting requirements and the term of exercise of each stock appreciation right, including the effect of termination of service of a participant or a change in control. The vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. The maximum term of a stock appreciation right will be ten years from the date of grant. Subject to adjustments as described above, the maximum number of shares of Common Stock that may be subject to stock appreciation rights granted under the Incentive Plan to any participant during any calendar year is 100,000 shares of Common Stock. Stock appreciation rights may be payable in cash or in shares of Common Stock or in a combination of both. Without the prior approval of Cambrex’s stockholders, the Incentive Plan prohibits the “repricing” of stock appreciation rights.

Restricted Stock Awards.  A restricted stock award represents shares of Common Stock that are issued subject to restrictions on transfer and vesting requirements. The vesting requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified performance goals established by the Compensation Committee, and vesting may be accelerated in certain circumstances such as a change in control, as determined by the Compensation Committee. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the rights of a Cambrex stockholder, including all voting and dividend rights, during the restriction period. Subject to adjustments as described above, the maximum number of shares of Common Stock that may be subject to restricted stock awards granted under the Incentive Plan to any participant during any calendar year is 100,000 shares of Common Stock.

Restricted Stock Units.  An award of restricted stock units provides the participant the right to receive a payment based on the value of a share of Common Stock. Restricted stock units may be subject to vesting requirements, restrictions and conditions to payment. Such requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified performance goals established by the Compensation Committee, and may be accelerated in certain circumstances such as a change in control, as determined by the Compensation Committee. A restricted stock unit award shall become payable to a participant at the time or times determined by the Compensation Committee and set forth in the award agreement, which may be upon or following the vesting of the award. Restricted stock unit awards are payable in cash or in shares of Common Stock or in a combination of both. Restricted stock units may also be granted together with related dividend equivalent rights. Subject to adjustments as described above, the maximum number of shares of Common Stock that may be subject to stock units granted under the Incentive Plan to any participant during any calendar year is 100,000 shares of Common Stock.

Stock Awards.  A stock award represents shares of Common Stock that are issued free of restrictions on transfer and free of forfeiture conditions and to which the participant is entitled all incidents of ownership. A stock award may be granted for past services, in lieu of bonus or other cash compensation, directors’ fees or for any other valid purpose as determined by the Compensation Committee. The Compensation Committee will determine the terms and conditions of stock awards, and such stock awards may be made without vesting requirements. Upon the issuance of shares of Common Stock under a stock award, the participant shall have all rights of a stockholder with respect to such shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions on the shares. Subject to adjustments as described above, the maximum number of shares of Common Stock that may be subject to stock awards granted under the Incentive Plan to any participant during any calendar year is 100,000 shares of Common Stock.

Performance Awards.  A performance award is denominated in a cash amount (rather than in shares) and is payable based on the attainment of specified levels of attainment of performance goals established by the Compensation Committee, including, if applicable, specified threshold, target and maximum performance levels. The requirements for vesting may be also based upon the continued service of the participant during the performance period, and vesting may be accelerated in certain circumstances such as a change in control, as determined by the Compensation Committee. The Incentive Plan provides that if the Compensation Committee discovers that any prior determination as to the achievement of a performance goal was incorrect, then any affected portion of the performance-based award will be forfeited. The maximum amount of cash compensation that may be paid to a participant during any one calendar year under all performance awards is $1 million.

For purposes of performance awards, as well as for any other awards under the Incentive Plan that may be established with performance-based vesting requirements, the Compensation Committee may set performance goals based upon the achievement of Company-wide, departmental, or individual goals, or any other basis determined by the Committee in its discretion. The “performance goals” listed under the Incentive Plan: (1) net earnings; (2) earnings per share; (3) net debt; (4) sales growth; (5) net income; (6) net operating profit; (7) return measures (including, but not limited to, return on assets, capital, equity or sales); (8) cash flow (including, but not limited to, operating cash flow and free cash flow); (9) earnings before or after taxes, interest, depreciation and/or amortization; (10) share price (including, but not limited to growth measures and total shareholder return); (11) expense targets; (12) customer satisfaction; (13) market share; (14) economic value added; (15) working capital; (16) the formation of joint ventures or the completion of other corporate transactions; or (17) any combination of or a specified increase in any of the foregoing.

For purposes of qualifying grants of performance awards as well as other awards under the Incentive Plan intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee will make such determinations and take such actions as may be necessary to comply with Section 162(m) of the Code. If the Incentive Plan is approved by Cambrex’s stockholders, the Compensation Committee will be able to grant awards that will be exempt from the deduction limits of Section 162(m).

Effect of Change in Control.  Unless otherwise provided in an award agreement, in the event of a “change in control” (as defined in the Incentive Plan), (i) any outstanding stock options and stock appreciation rights will become fully vested and immediately exercisable in their entirety and (ii) any outstanding restricted stock awards, restricted stock units, stock awards and performance awards will become fully vested and payable to the participant. The Compensation Committee may provide in an award agreement for the effect of a change in control upon the occurrence of another event in connection with a change in control (such as termination of employment), or any other consequence of change in control that the Compensation Committee determines is consistent with the Incentive Plan.

Forfeiture.  The Compensation Committee may specify in an award agreement that an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, including termination of service for “cause” (as defined in the Incentive Plan), violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the participant, or other conduct by the participant that is detrimental to the business or reputation of the Company.

Term: Amendment and Termination.  The term of the Incentive Plan is ten years from the date of its adoption by the Board of Directors. The Board may amend, modify, suspend or terminate the Incentive Plan at any time, subject to stockholder approval under certain circumstances provided in the Incentive Plan. However, no termination or amendment of the Incentive Plan will adversely affect the rights of a participant under any previously granted award.

Stock Incentive Plan Benefits

During fiscal 2008, stock options and restricted stock units were granted under the 2004 Long Term Incentive Plan to Cambrex’s named executive officers as set forth in the table captioned “Grants of Plan-Based Awards”, below. Stock options were granted during the year to all of Cambrex’s executive officers as a group to purchase 124,677 shares of Common Stock at a weighted average exercise price of $5.605 per share; and 98,167 restricted stock units were granted to all of Cambrex’s executive officers as a group. Stock options were granted to all of Cambrex’s other officers and employees as a group under the Incentive Plan to purchase 35,000 shares of Common Stock at a weighted average exercise price of $4.395 per share. Cambrex’s non-employee directors were granted 24,705 restricted stock units as a group under the Incentive Plan for their service during 2008. The terms and number of stock options or other awards to be granted in the future under the Incentive Plan are to be determined in the discretion of the Compensation Committee. Since no such determinations have been made, the benefits or amounts that will be received by or allocated to Cambrex’s executive officers, directors or other eligible employees cannot be determined at this time. As of March 19, 2009 the closing price on the New York Stock Exchange of Common Stock was $2.22 per share.

								All other	All other
								Stock	Option	Exercise	Exercise or
		Estimated Future Payouts Under			Estimated Future			Awards:	Awards:	or Base	Base Price	Grant Date
		Non-Equity Incentive Plan			Payouts Under Equity			Number of	Number of	Price of	of Option	Fair Value of
		Awards			Incentive Plan Awards			Shares of	Securities	Option	Awards	Stock and
		Minimum	Target	Maximum	Threshold	Target	Maximum	Stock or	Underlying	Awards(3)	($/Sh) - on	Option
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	Units(1) (#)	Options(2) (#)	($/Sh)	Grant Date	Awards

Steven M. Klosk(4)	1/24/2008	$225,000	$337,500	$900,000				20,845		$9.47	$9.08	$197,402
	5/14/2008								150,000	$5.61	$5.54	$283,500
James A. Mack	1/24/2008	$0	$0	$0				26,399		$9.47	$9.08	$249,999
Gregory P. Sargen	1/24/2008	$170,838	$256,257	$683,352				15,634		$9.47	$9.08	$148,054
	4/23/2008								100,000	$5.51	$5.60	$185,000
Paolo Russolo	1/24/2008	$191,269	$286,904	$765,076				19,946		$9.47	$9.08	$188,889
	10/27/2008								50,000	$4.40	$4.11	$81,500
Aldo Magnini	1/24/2008	$158,165	$237,247	$632,659				15,343		$9.47	$9.08	$145,298
	10/27/2008								25,000	$4.40	$4.11	$40,750
Peter Thauer		$0	$0	$0				—	—	$0.00	$0.00	$0

(1)	Restricted stock units (RSUs) granted as part the annual incentive plan awards vest ratably over three years, and become saleable only at the end of the third year. RSUs awarded in addition to those granted under the annual incentive award program cliff vest after three years. All awards are granted from the Company’s 2004 Incentive Plan.

(2)	Option awards vest ratably over four years.

(3)	Option exercise price is calculated as an average of the high and low trading price on the date that the option is awarded.

(4)	The option awarded to Mr. Klosk on 5/14/2008 was granted from multiple plans. 124,677 shares are from the 2004 Incentive Plan.

U.S. Federal Income Tax Consequences

The following summarizes the United States federal income tax consequences of awards under the Incentive Plan to participants who are subject to United States tax.

Stock Options.  An optionee will not generally recognize taxable income upon the grant of a nonqualified stock option to purchase shares of Common Stock. Upon exercise of the option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares of Common Stock over the exercise price. The tax basis of the shares of Common Stock in the hands of the optionee will equal the exercise price paid for the shares of Common Stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares of Common Stock for capital gains purposes will commence on the day the option is exercised. An optionee who sells any of the shares of Common Stock will recognize short-term or long-term capital gain or loss measured by the difference between the tax basis of the shares of Common Stock and the amount realized on the sale. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

An optionee will not generally recognize income upon the grant of an incentive stock option to purchase shares of Common Stock and will not generally recognize income upon exercise of the option, provided that the optionee is an employee of Cambrex at all times from the date of grant until three months prior to exercise. If an optionee who has exercised an incentive stock option sells the shares of Common Stock acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares of Common Stock before the expiration of the foregoing holding periods will generally recognize ordinary income upon the sale, and the Company will be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Other Awards.  The current United States federal income tax consequences of other awards authorized under the Incentive Plan are generally in accordance with the following: (i) stock appreciation rights are generally subject to ordinary income tax at the time of exercise or settlement; (ii) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (iii) restricted stock units and performance awards are generally subject to ordinary income tax at the time of payment, and (iv) unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Section 162(m).  Section 162(m) of the Code generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and Cambrex’s other most highly paid executive officers of publicly held companies. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing us the full federal tax deduction otherwise permitted for such compensation.

VOTING

This proposal requires the affirmative vote of a majority of the votes cast at the meeting, provided that the total votes cast on the proposal represents over 50% of all shares of Common Stock entitled to vote on the proposal. Abstentions and broker non-votes will have no effect on this vote.

The Board of Directors recommends a vote FOR Proposal No. 2.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors, in accordance with the recommendation of the Audit Committee, has selected BDO Seidman, LLP (“BDO”) to be the Company’s independent registered public accountants for 2009, subject to the ratification of the stockholders.

A representative of BDO is expected to be present at the meeting, will be afforded an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

This proposal requires the affirmative vote of holders of a majority of the votes cast at the meeting. Abstentions and broker non-votes will have no effect on this vote.

The Board of Directors recommends a vote FOR the proposal.

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees billed to Cambrex for each of the fiscal years ended December 31, 2008 and December 31, 2007, by the Company’s independent registered public accounting firm, BDO Seidman, LLP for Audit, Audit-Related, Tax and All Other Fees:

	BDO Fees	BDO Fees
	December 31,	December 31,
	2008	2007

Audit Fees	$1,294,327	$1,393,741
Audit-Related Fees	$35,000	$40,000
Tax Fees	$0	$0
All Other	$0	$0

Totals	$1,329,327	$1,433,741

AUDIT FEES

Aggregate Audit fees billed for professional services rendered by BDO in connection with its audit of the Company’s financial statements were $1,294,327 for fiscal year ended 2008 and $1,393,741 for fiscal year ended 2007. Such fees also include BDO’s internal control review and attestation required pursuant to the Sarbanes-Oxley Act and the securities regulations.

AUDIT-RELATED FEES

Aggregate Audit-Related fees billed for professional services rendered by BDO in connection with assurance and related services reasonably related to the audit and review of the Company’s financial statements were $35,000 for fiscal year ended 2008 for the agreed upon procedures related to the Company’s intercompany accounting and the Company’s project to streamline its legal structure and $40,000 for the fiscal year ended 2007 for agreed upon procedures related to the Company’s intercompany accounting.

TAX FEES

There were no Tax fees billed for professional tax services rendered by BDO for the fiscal years ended 2008 and 2007.

ALL OTHER FEES

BDO did not perform any services classified as Other Services during the fiscal years ended 2008 and 2007 and there were no billings for such services.

Audit Committee Pre-Approval Policy

In fiscal year 2003, the Audit Committee established a policy (the “Policy”) for pre-approval of all audit and permissible non-audit services performed by the independent registered public accountants. Under the Policy, the Audit Committee will approve the following Audit and Audit-Related Services prior to each engagement, along with a fee amount: (i) domestic quarterly reviews and the annual financial statement audit; (ii) statutory or financial audits for international subsidiaries or affiliates of the Company; (iii) the attestation engagement for the independent registered public accountants’ report on Management’s assertion on internal controls for financial reporting; (iv) financial audits of employee benefit plans; and (v) due diligence services pertaining to potential business acquisitions and dispositions. On an annual basis, the Audit Committee will pre-approve a blanket amount to authorize the following Audit and Audit-Related Services: (i) consultations related to accounting, financial reporting or disclosure matters; (ii) assistance with understanding and implementing new accounting and financial reporting guidance; and (iii) assistance with internal control reporting requirements and also Permissible Non-Audit Services, including tax services. Further, management will provide a quarterly update to the Committee detailing actual spending by quarter and year-to-date for any services rendered under such pre-approval. Under the Policy, the Audit Committee has delegated pre-approval authority to the Committee Chairperson for permissible services and fees up to a maximum of $25,000. The Committee Chairperson will report to the entire Audit Committee any services and fees approved pursuant to such delegation of authority.

During fiscal year 2008, all services rendered were approved pursuant to the Policy. Further, during fiscal years 2008 and 2007, there were no services performed or fees incurred by BDO where pre-approval was waived pursuant to the statutory de minimis exception.

The Audit Committee has reviewed the billings by BDO and has determined that they do not affect the auditor’s independence.

STOCKHOLDER PROPOSALS FOR 2010

To be eligible for inclusion in the Company’s Proxy Statement for the 2010 Annual Meeting, stockholder proposals must be received by the Company’s Secretary no later than the close of business on November 23, 2009. Proposals must satisfy certain eligibility requirements established by the Securities and Exchange Commission.

Under the Company’s By-laws, any stockholder wishing to present a nomination for the office of director before the 2010 Annual Meeting for a vote must give notice to the Company on or prior to January 23, 2010; and any stockholder wishing to bring a proposal or other business before the 2010 Annual Meeting for a vote must give the Company not less than 60 days nor more than 90 days advance notice (provided that in the event that less than 70 days’ notice or prior public disclosure of the date of the 2010 Annual Meeting is given or made to stockholders, notice must be received not later than the close of business on the 10th day following the date on which such notice of the date of the 2010 Annual Meeting was mailed or such public disclosure was made) prior to the date of the 2010 Annual Meeting (which date has not yet been determined by the Company), and that both such notices must meet certain other requirements as stated in the Company’s By-laws. Any stockholder interested in making such a nomination or proposal should request a copy of such By-law provisions from the Secretary of Cambrex Corporation. If the Company does not receive notice of a stockholders’ proposal within this time frame, the individuals named in the proxies solicited by the Board of Directors for that meeting may exercise discretionary voting power with respect to that proposal.

By Order of the Board of Directors.

F. Michael Zachara,
Secretary

UPON WRITTEN REQUEST THE COMPANY WILL PROVIDE TO EACH STOCKHOLDER, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR 2008. REQUESTS SHOULD BE DIRECTED TO MR. GREGORY SARGEN, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, CAMBREX CORPORATION, ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NJ 07073. SUCH REPORT WILL BE FURNISHED WITHOUT EXHIBITS. COPIES OF THE EXHIBITS TO SUCH ANNUAL REPORT WILL BE FURNISHED TO REQUESTING STOCKHOLDERS UPON PAYMENT OF THE COMPANY’S REASONABLE EXPENSES IN FURNISHING THE SAME.

Exhibit 1

CAMBREX CORPORATION

2009 LONG TERM INCENTIVE PLAN

1  Purpose.  The purpose of the Cambrex Corporation 2009 Long Term Incentive Plan is to further align the interests of eligible participants with those of the Company’s shareholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase shareholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2  Definitions.  Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Award granted under the Plan.

“Award Agreement” means an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

“Board” means the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 12.2 hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or such other committee of the Board appointed by the Board to administer the Plan.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” means Cambrex Corporation, a Delaware corporation or any successor thereto.

“Date of Grant” means the date on which an Award under the Plan is granted by the Committee or such later date as the Committee may specify to be the effective date of an Award.

“Eligible Person” means any person who is an employee, director, consultant or other personal service provider of the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to a share of Common Stock as of a given date, the average of the highest and lowest reported sales prices as reported on the New York Stock Exchange or other principal exchange on which the Common Stock is then listed or if such exchange was closed on such day or, if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

“Performance Award” means an Award that is denominated by a cash amount to an Eligible Person under Section 10 hereof and payable based upon the attainment of pre-established business and/or individual Performance Goals over a specified performance period.

“Performance Goals” shall have the meaning set forth in Section 10.3 hereof.

“Plan” means the Cambrex Corporation 2009 Long Term Incentive Plan as set forth herein, effective and as may be amended from time to time as provided in Section 15 hereof.

“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

“Service” means a Participant’s employment with the Company or any Subsidiary or a Participant’s service as a director, consultant or other service provider with the Company, as applicable.

“Stock Award”  means a grant of shares of Common Stock to an Eligible Person under Section 11 hereof that are issued free of transfer restrictions and forfeiture conditions.

“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the excess of the Fair Market Value of a share of Common Stock over the base price per share of the right, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such affiliated status; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

3  Administration.

3.1  Committee Members.  The Plan shall be administered by a Committee comprised of no fewer than two members of the Board who are appointed by the Board to administer the Plan. To the extent deemed necessary by the Board, each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the New York Stock Exchange or other principal exchange on which the Common Stock is then listed, (ii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iii) an “outside director” under Section 162(m) of the Code. Notwithstanding the foregoing, the mere fact that a Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2  Committee Authority.  It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any technical defect(s) or technical omission(s)or reconcile any technical inconsistency(ies) in the Plan or any Award thereunder and (vii) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Eligible Person who are foreign nationals or employed outside of the United States. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The

Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3  Delegation of Authority.  The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards granted to any member of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act is a covered employee under Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

4  Shares Subject to the Plan.

4.1  Number of Shares Reserved.  Subject to adjustment as provided in Section 4.3 hereof, the total number of shares of Common Stock that are reserved for issuance under the Plan shall be 1,000,000. Notwithstanding the foregoing, no more than 300,000 shares of Common Stock shall be issued during the term of the Plan pursuant to Restricted Stock Awards, Restricted Stock Units, Performance Awards and Stock Awards, in the aggregate. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

4.2  Share Replenishment.  To the extent that an Award is canceled, expired, forfeited, surrendered, settled in cash or otherwise terminated without delivery of the shares to the Participant, in whole or in part, the shares of Common Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan, and will be available for future Awards under the Plan. Shares that are (i) withheld from an Award or separately surrendered by the Participant in payment of the exercise or purchase price or taxes relating to such an Award or (ii) not issued or delivered as a result of the net settlement of an outstanding Stock Option of Stock Appreciation Right shall be deemed to constitute delivered shares and will not be available for future Awards under the Plan.

4.3  Adjustments.  If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent it considers equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of shares of Common Stock provided in Sections 4.1, 6.1, 7.1, 8.1, 9.1 and 11.1 hereof, (ii) the number and kind of shares of Common Stock, units or other rights subject to then outstanding Awards, (iii) the exercise or base price for each share or unit or other right subject to then outstanding Awards and (iv) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, (a) any such adjustments shall, to the extent necessary, be made in a manner consistent with the requirements of Section 409A of the Code and (b) in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.

5  Eligibility and Awards.

5.1  Designation of Participants.  Any Eligible Person may be selected by the Committee to receive an Award and become a Participant under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

5.2  Determination of Awards.  The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

5.3  Award Agreements.  Each Award granted to an Eligible Person under the Plan may be represented in an Award Agreement. The terms of all Awards under the Plan, as determined by the Committee, will be set forth in each individual Award Agreements as described in Section 14.1 hereof.

5.4  No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

6  Stock Options.

6.1 Grant of Stock Options. A Stock Option may be granted to any Eligible Person selected by the Committee, except that an Incentive Stock Option may only be granted to an Eligible Person satisfying the conditions of Section 6.7(a) hereof. Each Stock Option shall be designated on the Date of Grant, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. The maximum number of shares of Common Stock that may be subject to Stock Options granted to any Participant during any calendar year shall be limited to 250,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 hereof).

6.2 Exercise Price. The exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant. The Committee may in its discretion specify an exercise price per share that is higher than the Fair Market Value of a share of Common Stock on the Date of Grant.

6.3  Vesting of Stock Options.  The Committee shall, in its discretion, prescribe the time or times at which or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) or on such other terms and conditions as approved by the Committee in its discretion. The Committee may accelerate the vesting or exercisability of any Stock Option upon a Change in Control or upon termination of Service under certain circumstances, as set forth in the Award Agreement or otherwise. If the vesting requirements of a Stock Option are not satisfied, the Award shall be forfeited.

6.4  Term of Stock Options.  The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided, however, that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. The Stock Option of a Participant whose Service with the Company or one of its Subsidiaries is terminated for any reason shall terminate on the earlier of (i) unless otherwise provided in an Award Agreement, and except for termination for Cause (as described in Section 13.2 hereof), the date that is ninety (90) days following termination of Service of the Participant and (ii) the maximum term of the Stock Option.

6.5  Stock Option Exercise; Tax Withholding.  Subject to such terms and conditions as specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable withholding tax. Payment of the exercise price shall be made in the manner set forth in the Award Agreement, and unless otherwise provided by the Committee at the time of payment: (i) in cash or by cash equivalent acceptable to the Committee, (ii) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (iii) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (iv) by a combination of the methods described above or (v) by such other method as may be approved by the Committee and set forth in the Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.6  Limited Transferability of Nonqualified Stock Options.  All Stock Options shall be nontransferable except (i) upon the Participant’s death as provided in Section 14.2 hereof and (ii) subject to prior approval by the Committee, in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited.

6.7  Additional Rules for Incentive Stock Options.

(a) Eligibility.  An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation § 1.421-7(h) with respect to the Company or any Subsidiary that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b) Annual Limits.  No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Stock Options into account in the order in which granted.

(c) Termination of Employment.  An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries or not later than one year following a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(d) Other Terms and Conditions; Nontransferability.  Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Stock Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(e) Disqualifying Dispositions.  If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.8  Repricing Prohibited.  Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company’s shareholders, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan or otherwise approve any modification to such a Stock Option, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange or other principal exchange on which the Common Stock is then listed.

7.  Stock Appreciation Rights.

7.1  Grant of Stock Appreciation Rights.  Stock Appreciation Rights may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. The maximum number of shares of Common Stock that may be subject to Stock Appreciation Rights granted to any Participant during any calendar year shall be limited to 100,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 hereof). Stock Appreciation Rights shall be non-transferable, except as provided in Section 14.2 hereof.

7.2  Stand-Alone Stock Appreciation Rights.  A Stock Appreciation Right may be granted without any related Stock Option. The Committee shall in its discretion provide in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Stock Appreciation Right are not satisfied, the Award shall be forfeited. The Committee may accelerate the vesting or exercisability of any Stock Appreciation Right upon a Change in Control or upon termination of Service under certain circumstances as set forth in the Award Agreement or otherwise. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee; provided, that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant.

7.3  Tandem Stock Option/Stock Appreciation Rights.  A Stock Appreciation Right may be granted in tandem with a Stock Option, either on the Date of Grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to the Award, to exercise either the Stock Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the right so exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per share equal to the per share exercise price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

7.4  Payment of Stock Appreciation Rights.  A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

7.5  Repricing Prohibited.  Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company’s shareholders, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan or otherwise approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange or other principal exchange on which the Common Stock is then listed.

8.  Restricted Stock Awards.

8.1  Grant of Restricted Stock Awards.  A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The maximum number of shares of Common Stock that may be subject to Restricted Stock Awards granted to a Participant during any one calendar year shall be limited to 100,000 shares of Common Stock (subject to adjustment as provided in Section 4.3 hereof). The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2  Vesting Requirements.  The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) designed to meet the requirements for exemption under Section 162(m) of the Code or on such other terms and conditions as approved by the Committee in its discretion. The Committee may accelerate the vesting of a Restricted Stock Award upon a Change in Control or upon termination of Service under certain circumstances, as set forth in the Award Agreement. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Stock subject to the Award shall be returned to the Company.

8.3  Transfer Restrictions.  Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, except as provided in Section 14.2 hereof. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4  Rights as Shareholder.  Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a shareholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Committee may provide in an Award Agreement for the payment of cash dividends and distributions to the Participant at such times as paid to shareholders generally or at the times of vesting of the Restricted Stock Award. Any Common Stock received as a stock divided or distribution will be subject to the same restrictions as the underlying Restricted Stock Award.

8.5  Section 83(b) Election.  If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9.  Restricted Stock Units.

9.1  Grant of Restricted Stock Units.  A Restricted Stock Unit may be granted to any Eligible Person selected by the Committee. The value of each Restricted Stock Unit is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. The maximum number of units that may be subject to Restricted Stock Units granted to a Participant during any one calendar year shall be limited to 100,000 shares units (subject to adjustment as provided in Section 4.3 hereof). Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine. Restricted Stock Units shall be non-transferable, except as provided in Section 14.2 hereof.

9.2  Vesting of Restricted Stock Units.  On the Date of Grant, the Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified Performance Goal(s) designed to meet the requirements for exemption under Section 162(m) of the Code or on such other terms and conditions as approved by the Committee in its discretion. The Committee may accelerate the vesting of a Restricted Stock Unit upon a Change in Control or upon termination of Service under certain circumstances, as set forth in the Award Agreement.

9.3  Payment of Restricted Stock Units.  Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in shares of Common Stock or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee.

9.4  Dividend Equivalent Rights.  Restricted Stock Units may be granted together with a Dividend Equivalent Right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional Restricted Stock Units or may be accumulated in cash, as determined by the Committee in its discretion, and will be paid at the time the underlying Restricted Stock Unit is payable. Dividend Equivalent Rights shall be subject to forfeiture under the same conditions as apply to the underlying Restricted Stock Units.

9.5  No Rights as Shareholder. The Participant shall not have any rights as a shareholder with respect to the shares subject to an Restricted Stock Unit until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10.  Performance Awards.

10.1  Grant of Performance Awards.  A Performance Award may be granted to any Eligible Person selected by the Committee. Payment amounts may be based on the attainment of specified levels of attainment with respect to the Performance Goals, including, if applicable, specified threshold, target and maximum performance levels. The requirements for vesting may be also based upon the continued Service of the Participant with the Company or a Subsidiary during the respective performance period and on such other conditions as determined by the Committee and set forth in an Award Agreement. The maximum amount of cash compensation that may be paid to a Participant during any one calendar year under Performance Awards shall be $1 million. Performance Awards shall be non-transferable, except as provided in Section 14.2 hereof.

10.2  Award Agreements.  Each Performance Award shall be evidenced by an Award Agreement that shall specify the performance period and such other terms and conditions as the Committee, in its discretion, shall determine. The performance period of a Performance Award shall be greater than one (1) year and shall in no event exceed five (5) years. The Committee may accelerate the vesting of a Performance Award upon a Change in Control or termination of Service under certain circumstances, as set forth in the Award Agreement.

10.3  Performance Goals.  For purposes of Performance Awards, as well as for other Awards under the Plan, the Committee may set Performance Goals based upon the achievement of Company-wide, departmental or individual goals or any other basis determined by the Committee in its discretion. For purposes hereof, “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee, in its discretion, to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (1) net earnings; (2) earnings per share; (3) net debt; (4) sales growth; (5) net income; (6) net operating profit; (7) return measures (including, but not limited to, return on assets, capital, equity or sales); (8) cash flow (including, but not limited to, operating cash flow and free cash flow); (9) earnings before or after taxes, interest, depreciation and/or amortization; (10) share price (including, but not limited to growth measures and total shareholder return); (11) expense targets; (12) customer satisfaction; (13) market share; (14) economic value added; (15) working capital; (16) the formation of joint ventures or the completion of other corporate transactions; or (17) any combination of or a specified increase in any of the foregoing. Notwithstanding the achievement of any Performance Goal, the Committee, in its discretion, may, to the extent provided in an Award Agreement, reduce or eliminate some or all of the amount payable to any Participant with respect to a Performance Award or other such performance-based Award under the Plan that would otherwise be payable in respect of the Performance Award, based on such factors as the Committee may deem relevant, but the Committee may not increase any such amount above the amount established in accordance with the relevant Award Agreement or the Plan. The Committee may adjust, change or eliminate the Performance Goals or the applicable performance period of the Award as it deems appropriate, in its discretion. The Committee may exercise the discretion provided for by the foregoing sentence in a non-uniform manner among Participants.

10.4  Section 162(m) Compliance.  For purposes of qualifying grants of Performance Awards as well as other Awards under the Plan intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall make such determinations with respect to a Performance Award or such other Award as required by section 162(m) of the Code within ninety (90) days after the beginning of the performance period (or such other time period as is required under section 162(m) of the Code). As and to the extent required by section 162(m) of the Code, the terms of a Performance Award or other Award under the Plan that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under such Award, and must preclude discretion to increase the amount of compensation payable under the terms of such Award (but may allow the Committee discretion to decrease the amount of compensation payable).

10.5  Payment of Performance Awards.  Payment of Performance Awards or other such performance-based Awards will generally be made as soon as practicable after the expiration of the applicable performance period if the applicable Performance Goals have been achieved or partially achieved, as determined by the Committee in its discretion, by the Company or the Participant during the relevant performance period; provided, however, that a deferred payment date may be established by the Committee and set forth in the Award Agreement. Payment of the Performance Awards or other such performance-based Awards may be made in cash or in shares of Common Stock or in a combination thereof, subject to applicable tax withholding requirements. Any payment of a Performance Award or other such performance-based Awards in Common Stock shall be made based upon the Fair Market Value thereof, determined on such date or over such time period as determined by the Committee.

10.6  Adjustments of Incorrect Determinations.  If at any time after the date on which a Participant has been granted or becomes vested in a Performance Award or other Award under the Plan based upon the achievement of a Performance Goal, the Committee determines that the earlier determination as to the achievement of the Performance Goal was based on incorrect data and that in fact the Performance Goal had not been achieved or had been achieved to a lesser extent than originally determined and a portion of a Performance Award or other such Award would not have been granted, vested or paid given the correct data, then (i) such portion of the Performance Award or other such Award that was granted shall be forfeited and any related shares of Common Stock (or, if such shares were disposed of, the cash equivalent) shall be returned to the Company as provided by the Committee, (ii) such portion of the Performance Award or other such Award that became vested shall be deemed to be not vested and any related shares of Common Stock (or, if such shares were disposed of, the cash equivalent) shall be returned to the Company as provided by the Committee and (iii) such portion of the Performance Award or other such Award paid to the Participant shall be paid by the Participant to the Company upon notice from the Company as provided by the Committee.

11.  Stock Awards.

11.1  Grant of Stock Awards.  A Stock Award may be granted to any Eligible Person selected by the Committee. A Stock Award may be granted for past Services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Committee. The Committee shall determine the terms and conditions of such Awards, and such Awards may be made without vesting requirements. In addition, the Committee may, in connection with any Stock Award, require the payment of a specified purchase price. The maximum number of shares of Common Stock that may be subject to Stock Awards granted to a Participant during any one calendar year shall be limited to 100,000 shares (subject to adjustment as provided in Section 4.3 hereof).

11.2  Rights as Shareholder.  Subject to the foregoing provisions of this Section 11 and the applicable Award Agreement, upon the issuance of the Common Stock under a Stock Award the Participant shall have all rights of a shareholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

12.  Change in Control.

12.1  Effect on Grants.  Unless otherwise provided in an Award Agreement with respect to an Award, in the event of a Change in Control and as of the date such Change in Control is effected, (i) any outstanding Stock Options and Stock Appreciation Rights, which are not then vested and exercisable, shall become fully vested and immediately exercisable in their entirety and (ii) any outstanding Restricted Stock Awards, Restricted Stock Units, Stock Awards and Performance Awards, which are not then vested or payable, shall become fully vested and payable to the Participant. The Committee shall also have the authority, in its discretion, to provide in an Award Agreement for the effect of a Change in Control on an Award, including the application of any of the foregoing upon the occurrence of another event in connection with a Change in Control (such as termination of employment) or any other consequence that the Committee determines is consistent with the terms of the Plan.

12.2  Definition of Change in Control.  For purposes of the Plan, unless otherwise defined in an Award Agreement, “Change in Control” shall mean the occurrence of (i) a change in ownership of the Company under paragraph (a) below, (ii) a change in effective control of the Company under paragraph (b) below or (iii) a change in the ownership of a substantial portion of the assets of the Company under paragraph (c) below.

(a) Change in the Ownership of the Company.  A change in the ownership of the Company shall occur on the date that any one person or more than one person acting as a group (as defined in paragraph (d)), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the corporation (within the meaning of paragraph (b) below). An increase in the percentage of stock owned by any one person or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This paragraph (a) applies only when there is a transfer of stock of the Company and stock in the Company remains outstanding after the transaction.

(b) Change in the Effective Control of the Company.  A change in the effective control of the Company shall occur on the date that either (i) any one person or more than one person acting as a group (within the meaning of Sections 13(d) and 14(d) of the 1934 Act; provided, that in no event shall a person be deemed to be acting as a group if such person would not otherwise be considered to be acting as a group, within the meaning of paragraph (d) hereof), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the stock of the Company; provided, however, that an acquisition of Voting Stock directly from the Company shall not constitute a change in effective control of the Company; or (b) a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of the appointment or election.

(c) Change in the Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person or more than one person acting as a group (as defined in paragraph (d)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control event under this paragraph (c) when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock, (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (iii) a person or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (d). For purposes of this paragraph (c), a person’s status is determined immediately after the transfer of the assets.

(d) Persons Acting As a Group.  For the purposes of paragraphs (a), (b) and (c), persons will not be considered to be acting as a group solely because they purchase or own assets or stock of the same corporation at the same time or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets or stock or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of assets or stock or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

(e) Interpretation.  Each of the sub-paragraphs (a) through (d) above shall be construed and interpreted consistent with the requirements of Section 409A of the Code and any Treasury Department regulations or other guidance issued thereunder.

13.  Forfeiture Events.

13.1  General.  The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company.

13.2  Termination for Cause.  Unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant’s employment with the Company or any Subsidiary shall be terminated for “Cause” (as such term may be defined in the relevant Award Agreement), such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment, as provided in Section 13.3 below. The Company shall have the power to determine whether the Participant has been terminated for Cause and the date upon which such termination for Cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment for Cause, the Company may suspend the Participant’s rights to exercise any option, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for Cause as provided in this Section 13.2.

13.3  Right of Recapture.  If at any time within one (1) year after the date on which a Participant exercises a Stock Option or Stock Appreciation Right or on which Restricted Stock vests or becomes payable or on which a Performance Award is paid to a Participant or on which income otherwise is realized by a Participant in connection with an Award, (i) a Participant terminates from Service for Cause or (ii) after termination of Service for any other reason, the Committee determines in its discretion either that, (a) while employed, the Participant had engaged in an act which would have warranted termination from Service for Cause or (b) after termination, the Participant has engaged in conduct that violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, then any gain realized by the Participant from the exercise, vesting, payment or other realization of income by the Participant in connection with an Award, shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement).

14.  General Provisions.

14.1  Award Agreement.  To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or Restricted Stock Units subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of a Change in Control or a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

14.2  No Assignment or Transfer; Beneficiaries.  Except as provided in Section 6.7 hereof, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, in the event of the death of a Participant while employed by the Company or any of its Subsidiaries, except as otherwise provided by the Committee in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the a legatee or legatees of such Award under the participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.

14.3  Deferrals of Payment.  The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award; provided, however, that such discretion shall not apply in the case of a Stock Option or Stock Appreciation Right. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

14.4  No Right to Employment or Continued Service.  Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or a Participant for any reason at any time.

14.5  Rights as Shareholder.  A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights. The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate. The Committee may require that the stock certificates be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions or should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.

14.6  Section 409A Compliance.  To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements; provided, that no such action shall adversely affect any outstanding Award without the consent of the affected Participant.

14.7  Securities Law Compliance.  No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

14.8  Non-United States Participants and Jurisdictions.  Notwithstanding any provision in the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has employees, the Committee, in its discretion, shall have the power and authority, to the extent not inconsistent with the intent of the Plan, to (i) determine which Eligible Persons who are foreign nationals or who are employed outside of the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Awards made to such Eligible Persons and (iii) establish subplans and modify exercise and payment procedures and other Award terms and procedures to the extent such actions may be necessary or advisable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

14.9  Substitute Awards in Corporate Transactions.  Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

14.10  Tax Withholding.  The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award. Any required withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

14.11  Unfunded Plan.  The adoption of the Plan and any reservation of shares of Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

14.12  Other Compensation and Benefit Plans.  The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

14.13  Plan Binding on Transferees.  The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

14.14  Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

14.15  Governing Law.  The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

15.  Term; Amendment and Termination; Shareholder Approval.

15.1  Term.  The Plan shall become effective immediately following the approval of the Company’s shareholders following its adoption by the Board. The term of the Plan will be ten (10) years from the date of adoption by the Board, subject to Section 15.2 hereof.

15.2  Amendment and Termination.  The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan. Notwithstanding the foregoing, no amendment, modification, suspension or termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

15.3  Shareholder Approval.  The Plan, as adopted by the Board shall be subject to the approval of the Company’s shareholders. The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s shareholders to the extent it deems necessary or advisable in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or other exchange or securities market or for any other purpose. At the discretion of the Board, for purposes of compliance with Section 162(m) of the Code, the Performance Goals (or other designated performance goals) shall again be subject to approval by the Company’s shareholders no later than the first shareholder meeting that occurs in the year following the fifth (5th) anniversary of the date on which the Plan first becomes effective.

CAMBREX CORPORATION Solicited by Board of Directors for 2009 Annual Meeting of Stockholders The undersigned stockholder of Cambrex Corporation, (the “Company”) hereby appoints S.M. Klosk G.P. Sargen and F. M. Zachara, and each of them acting singly and each with power of substitution and resubstitution, attorneys and proxies of the undersigned, with all the powers the undersigned would possess if personally present, to vote the shares of Common Stock of the Company which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders of the Company to be held on April 23, 2009 at 1:00 p.m. at the Sheraton Meadowlands Hotel, Meadowlands Plaza, East Rutherford, New Jersey and any adjournment thereof. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as indicated on the reverse side hereof on the proposals set forth in the Notice of Annual Meeting of Stockholders of the Company and accompanying Proxy Statement, each dated March 23, 2009. THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE 6 NOMINEES FOR DIRECTOR LISTED IN THE PROXY STATEMENT ACCOMPANYING THE NOTICE OF SAID MEETING (PROPOSAL NO. 1), “FOR” THE LONG TERM INCENTIVE PLAN (PROPOSAL NO. 2) and “FOR” RATIFICATION OF THE SELECTION OF ACCOUNTANTS (PROPOSAL NO. 3) (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF CAMBREX CORPORATION April 23, 2009 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://ir.cambrex.com/phoenix.zhtml?c=80683&p=irol-proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20633000000000000000 3 042309 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: 2. Approval of the Long Term Incentive Plan NOMINEES: FOR ALL NOMINEES O David R. Bethune 3. Ratification of the appointment of BDO Seidman, LLP as O Kathryn Rudie Harrigan independent registered public accountants for 2009 WITHHOLD AUTHORITY O Steven M. Klosk FOR ALL NOMINEES O William B. Korb O John R. Miller FOR ALL EXCEPT O Peter G. Tombros (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.